Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Disclosure Of Significant Accounting Policies [Abstract]
Basis of Preparation

Basis of Preparation

Our consolidated financial statements have been prepared in accordance with International Financial Reporting Standards, or IFRSs, as issued by the International Accounting Standards Board, or IASB.

Our consolidated financial statements have been prepared under the historical cost basis, except for derivative financial assets, financial assets at fair value through profit or loss, or FVPL, financial assets at fair value through other comprehensive income, or FVOCI, certain available-for-sale financial investments, and investment properties that are measured at fair values.

Our consolidated financial statements are presented in Philippine peso, PLDT’s functional currency, and all values are rounded to the nearest million, except when otherwise indicated.

Basis of Consolidation

Basis of Consolidation

Our consolidated financial statements include the financial statements of PLDT and the following subsidiaries (collectively, the “PLDT Group”) as at December 31, 2018 and 2017:

			2018		2017
	Place of		Percentage of Ownership
Name of Subsidiary	Incorporation	Principal Business Activity	Direct	Indirect	Direct	Indirect
Wireless
Smart:	Philippines	Cellular mobile services	100.0	—	100.0	—
Smart Broadband, Inc., or SBI, and Subsidiary	Philippines	Internet broadband distribution services	—	100.0	—	100.0
Primeworld Digital Systems, Inc., or PDSI	Philippines	Internet broadband distribution services	—	100.0	—	100.0
I-Contacts Corporation	Philippines	Operations support servicing business	—	100.0	—	100.0
Smart Money Holdings Corporation, or SMHC(a)	Cayman Islands	Investment company	—	100.0	—	100.0
Far East Capital Limited, or FECL, and Subsidiary, or FECL Group(a)	Cayman Islands	Cost effective offshore financing and risk management activities for Smart	—	100.0	—	100.0
PH Communications Holdings Corporation, or PHC	Philippines	Investment company	—	100.0	—	100.0
Connectivity Unlimited Resource Enterprise, or CURE	Philippines	Cellular mobile services	—	100.0	—	100.0
Francom Holdings, Inc., or FHI:	Philippines	Investment company	—	100.0	—	100.0
Chikka Holdings Limited, or Chikka, and Subsidiaries, or Chikka Group(a)	British Virgin Islands	Content provider, mobile applications development and services	—	100.0	—	100.0
Wifun, Inc., or Wifun	Philippines	Software developer and selling of WiFi access equipment	—	100.0	—	100.0
Telesat, Inc.(a)	Philippines	Satellite communications services	100.0	—	100.0	—
ACeS Philippines Cellular Satellite Corporation, or ACeS Philippines	Philippines	Satellite information and messaging services	88.5	11.5	88.5	11.5
Digitel Mobile Philippines, Inc., or DMPI, (a wholly-owned subsidiary of Digitel)	Philippines	Cellular mobile services	—	99.6	—	99.6
Fixed Line
PLDT Clark Telecom, Inc., or ClarkTel	Philippines	Telecommunications services	100.0	—	100.0	—
PLDT Subic Telecom, Inc., or SubicTel	Philippines	Telecommunications services	100.0	—	100.0	—
PLDT Global Corporation, or PLDT Global, and Subsidiaries	British Virgin Islands	Telecommunications services	100.0	—	100.0	—
Smart-NTT Multimedia, Inc.(a)	Philippines	Data and network services	100.0	—	100.0	—
PLDT-Philcom, Inc., or Philcom, and Subsidiaries, or Philcom Group	Philippines	Telecommunications services	100.0	—	100.0	—
Talas Data Intelligence, Inc., or Talas	Philippines	Business infrastructure and solutions; intelligent data processing and implementation services and data analytics insight generation	100.0	—	100.0	—
ePLDT, Inc., or ePLDT:	Philippines	Information and communications infrastructure for internet-based services, e-commerce, customer relationship management and IT related services	100.0	—	100.0	—
IP Converge Data Services, Inc., or IPCDSI, and Subsidiary, or IPCDSI Group	Philippines	Information and communications infrastructure for internet-based services, e-commerce, customer relationship management and IT related services	—	100.0	—	100.0
Curo Teknika, Inc., or Curo	Philippines	Managed IT outsourcing	—	100.0	—	100.0
ABM Global Solutions, Inc., or AGS, and Subsidiaries, or AGS Group	Philippines	Internet-based purchasing, IT consulting and professional services	—	100.0	—	100.0
ePDS, Inc., or ePDS	Philippines	Bills printing and other related value-added services, or VAS	—	95.0	—	67.0
netGames, Inc.(b)	Philippines	Gaming support services	—	57.5	—	57.5
MVP Rewards Loyalty Solutions, Inc., or MRSI(c)	Philippines	Full-services customer rewards and loyalty programs	—	100.0	—	—
Digitel:	Philippines	Telecommunications services	99.6	—	99.6	—
Digitel Information Technology Services, Inc.(a)	Philippines	Internet services	—	99.6	—	99.6
PLDT-Maratel, Inc., or Maratel	Philippines	Telecommunications services	98.0	—	98.0	—
Bonifacio Communications Corporation, or BCC	Philippines	Telecommunications, infrastructure and related VAS	75.0	—	75.0	—
Pacific Global One Aviation Company, Inc., or PG1	Philippines	Air transportation business	65.0	—	65.0	—
Pilipinas Global Network Limited, or PGNL, and Subsidiaries	British Virgin Islands	Internal distributor of Filipino channels and content	64.6	—	64.6	—
Others
PLDT Global Investments Holdings, Inc., or PGIH	Philippines	Investment company	100.0	—	100.0	—
PLDT Digital Investments Pte. Ltd., or PLDT Digital, and Subsidiaries	Singapore	Investment company	100.0	—	100.0	—
Mabuhay Investments Corporation, or MIC(a)	Philippines	Investment company	67.0	—	67.0	—
PLDT Global Investments Corporation, or PGIC	British Virgin Islands	Investment company	—	100.0	—	100.0
PLDT Communications and Energy Ventures, Inc., or PCEV	Philippines	Investment company	—	99.9	—	99.9
Voyager Innovations Holdings, Pte. Ltd., or VIH, (formerly eInnovations Holdings Pte. Ltd.)(d):	Singapore	Investment company	—	—	—	100.0
Voyager Innovations Investments Pte. Ltd., or VII, (formerly Takatack Holdings Pte. Ltd.)(e)	Singapore	Investment company	—	—	—	100.0
Voyager Innovations Singapore Pte. Ltd., or VIS, (formerly Takatack Technologies Pte. Ltd.)(f)	Singapore	Development and maintenance of IT-based solutions for communications and e-Commerce platforms	—	—	—	100.0
Takatack Malaysia Sdn. Bhd., or Takatack Malaysia	Malaysia	Development, maintenance and support services to enable the digital commerce ecosystem	—	—	—	100.0
Voyager Innovations, Inc., or Voyager	Philippines	Mobile applications and digital platform developer	—	—	—	100.0
Voyager Innovations Pte. Ltd., or VIP, (formerly ePay Investments Pte. Ltd.)(g)	Singapore	Investment company	—	—	—	100.0
PayMaya Philippines, Inc., or PayMaya	Philippines	Provide and market certain mobile payment services	—	—	—	100.0
PayMaya Operations Philippines, Inc., or PayMaya Ops	Philippines	Market, sell and distribute payment solutions and other related services	—	—	—	100.0
ePay Investments Myanmar, Ltd., or ePay Myanmar(h)	Myanmar	Investment company	—	—	—	100.0
3rd Brand Pte. Ltd., or 3rd Brand(i)	Singapore	Solutions and systems integration services	—	—	—	85.0
Voyager Fintech Ventures Pte. Ltd., or Fintech Ventures	Singapore	Investment company	—	—	—	100.0
Fintqnologies Corporation, or FINTQ	Philippines	Development of financial technology innovations	—	—	—	100.0
Fintq Inventures Insurance Agency Corporation	Philippines	Insurance company	—	—	—	100.0

(a)	Ceased commercial operations.
(b)	Ceased commercial operations and under liquidation due to shortened corporate life to August 31, 2015.
(c)	On September 14, 2018, MRSI was incorporated and ePLDT made an initial investment of Php50 million.
(d)

On July 11, 2017, the Accounting and Corporate Regulatory Authority, or ACRA, of Singapore approved the change in business name of eInnovations Holdings Pte. Ltd. to Voyager Innovations Holdings Pte. Ltd.  On April 16, 2018, the ACRA of Singapore approved the transfer of VIH to PCEV.  On November 28, 2018, upon closing of the subscription agreements of PLDT, Tencent Holdings Limited, or Tencent, and KKR & Co., Inc., or KKR, PCEV’s ownership in VIH was reduced to 53.87% and with only two board seats in the investee, the transaction resulted to a loss of control.  On December 10, 2018, PCEV’s ownership in VIH was further reduced to 48.74% upon receipt of the investments from International Finance Corp., or IFC, and IFC Emerging Asia Fund, or IFC EAF.  PCEV accounts for its remaining interest in VIH as investment in associate starting December 2018.

(e)	On December 29, 2017, the ACRA of Singapore approved the change in business name of Takatack Holdings Pte. Ltd. to Voyager Innovations Investments Pte. Ltd.
(f)	On March 6, 2018, the ACRA of Singapore approved the change in business name of Takatack Technologies Pte. Ltd. to Voyager Innovations Singapore Pte. Ltd.
(g)	On January 25, 2018, the ACRA of Singapore approved the change in business name of ePay Investments Pte. Ltd. to Voyager Innovations Pte. Ltd.
(h)	On July 25, 2017, ePay Investments Myanmar, Ltd. was incorporated in Myanmar to engage in the business of providing support services on the development and provision of digital technology.
(i)	On January 15, 2018, VIH purchased from Phenix Investment Management Ltd. (formerly Kolipri Communications Ltd.) its 15% minority interest of 3rd Brand for a consideration of SG$1.00.

Subsidiaries are fully consolidated from the date of acquisition, being the date on which PLDT obtains control, and continue to be consolidated until the date that such control ceases.  We control an investee when we are exposed, or have rights, to variable returns from our involvement with the investee and when we have the ability to affect those returns through our power over the investee.

The financial statements of our subsidiaries are prepared for the same reporting period as PLDT.  We prepare our consolidated financial statements using uniform accounting policies for like transactions and other events with similar circumstances.

Profit or loss and each component of other comprehensive income are attributed to the equity holders of the parent of the Group and to the non-controlling interests, even if this results in the non-controlling interests having a deficit balance.

Noncontrolling interests share in losses even if the losses exceed the noncontrolling equity interest in the subsidiary.

A change in the ownership interest of a subsidiary, without loss of control, is accounted for as an equity transaction and impact is presented as part of other equity reserves.

If PLDT loses control over a subsidiary, it: (a) derecognizes the assets (including goodwill) and liabilities of the subsidiary; (b) derecognizes the carrying amount of any noncontrolling interest; (c) derecognizes the cumulative translation differences recorded in equity; (d) recognizes the fair value of the consideration received; (e) recognizes the fair value of any investment retained; (f) recognizes any surplus or deficit in profit or loss; and (g) reclassifies the parent’s share of components previously recognized in other comprehensive income to profit or loss or retained earnings, as appropriate.

Divestment of CURE

On October 26, 2011, PLDT received the Order issued by the NTC approving the application jointly filed by PLDT and Digitel for the sale and transfer of approximately 51.6% of the outstanding common stock of Digitel to PLDT.  The approval of the application was subject to conditions which included the divestment by PLDT of CURE, in accordance with the Divestment Plan, as follows:

•	CURE is obligated to sell its Red Mobile business to Smart consisting primarily of its subscriber base, brand and fixed assets; and
•

Smart is obligated to sell all of its rights and interests in CURE whose remaining assets will consist of its congressional franchise, 10 Megahertz, or MHz, of 3G frequency in the 2100 band and related permits.

In compliance with the commitments in the divestment plan, CURE completed the sale and transfer of its Red Mobile business to Smart on June 30, 2012 for a total consideration of Php18 million through a series of transactions, which included: (a) the sale of CURE’s Red Mobile trademark to Smart; (b) the transfer of CURE’s existing Red Mobile subscriber base to Smart; and (c) the sale of CURE’s fixed assets to Smart at net book value.

In a letter dated July 26, 2012, Smart informed the NTC that it has complied with the terms and conditions of the divestment plan as CURE had rearranged its assets, such that, except for assets necessary to pay off obligations due after June 30, 2012 and certain tax assets, CURE’s only remaining assets as at June 30, 2012 were its congressional franchise, the 10 MHz of 3G frequency in the 2100 band and related permits.

In a letter dated September 10, 2012, Smart informed the NTC that the minimum Cost Recovery Amount, or CRA, to enable PLDT to recover its investment in CURE includes, among others, the total cost of equity investments in CURE, advances from Smart for operating requirements, advances from stockholders and associated funding costs.  In a letter dated January 21, 2013, the NTC referred the computation of the CRA to the Commissioners of the NTC.

In a letter dated March 5, 2018, PLDT informed the NTC that it is waiving its right to recover any and all cost related to the 10MHz of 3G radio frequency previously assigned to CURE.  Accordingly, CURE will not claim any cost associated with it in the event of subsequent assignment by the NTC to another qualified telecommunication company.  With the foregoing, PLDT is deemed to have fully complied with its obligation to divest from CURE as a condition to the sale and transfer of Digitel shares to PLDT.

In 2018, Smart recognized full impairment of its receivable from CURE, due to uncertainty of collectability, and its investments in PHC and FHI, which holds the 97% and 3% interest in CURE, respectively.  These transactions were eliminated in our consolidated financial statements.

Incorporation of Talas

On June 9, 2015, the PLDT’s Board of Directors approved the incorporation of Talas, a wholly-owned subsidiary of PLDT.  Total subscription in Talas amounted to Php250 million, of which Php62.5 million was paid on May 25, 2015, for purposes of incorporation, and the balance of Php187.5 million was paid on May 16, 2016.  PLDT provided Talas an additional equity investment of Php120 million, Php150 million and Php115 million on January 31, 2017, February 28, 2017 and March 31, 2017, respectively, as approved by PLDT’s Board of Directors in June 2016.

Talas is tasked with unifying the digital data assets of the PLDT Group which involves the implementation of the Intelligent Data Fabric, exploration of revenue opportunities and the delivery of the big data capability platform.

Agreement between PLDT Capital and Gohopscotch, Inc., or Hopscotch

On April 15, 2016, PLDT Capital and Hopscotch entered into an agreement to market and exclusively distribute Hopscotch’s mobile solutions in Southeast Asia through Gohopscotch Southeast Asia Pte. Ltd., a Singapore company incorporated on March 1, 2016, of which PLDT Capital and Hopscotch own 90% and 10% of the equity interests, respectively.  The Hopscotch mobile-platform technology allows for the rapid development of custom mobile applications for sports teams, live events, and brands to create a memorable and monetizable fan experience and also increase mobile advertising revenue.

Transfer of DMPI’s Sun Postpaid Cellular and Broadband Subscription Assets to Smart

On August 1, 2016, the Board of Directors of Smart and DMPI approved the sale/transfer of DMPI’s trademark and subscribers (both individual and corporate) including all of DMPI’s assets, rights and obligations directly or indirectly connected to its postpaid cellular and broadband subscribers.  The transfer is in accordance with the integration of the wireless business to simplify business operations, as well as to provide flexibility in offering new bundled/converged products and enhanced customer experience.  The transfer was completed on November 1, 2016, after which only its prepaid cellular business remains with DMPI.  This transaction was eliminated in our consolidated financial statements.

Extension of Smart’s Congressional Franchise

On March 27, 1992, Philippine Congress granted a legislative franchise to Smart under Republic Act, or R.A., No. 7294 to establish, install, maintain, lease and operate integrated telecommunications, computer, electronic services, and stations throughout the Philippines for public domestic and international telecommunications, and for other purposes.  R.A. No. 7294 took effect on April 15, 1992, or 15 days from the date of its publication in at least two newspapers of general circulation in the Philippines.

On April 21, 2017, R.A. No. 10926, which effectively extends Smart’s franchise until 2042, was signed into law by the President of the Republic of the Philippines.  The law was published in a newspaper of general circulation on May 4, 2017 and took effect on May 19, 2017.

Decrease in Authorized Capital Stock and Amendment of the Articles of Incorporation of MIC

On May 30, 2017, the Board of Directors of MIC approved the (a) reduction of MIC’s authorized capital stock from Php2,028 million divided into 20 million shares to Php1,602 million by decreasing the par value per share from Php100.00 to Php79.00, or the Decrease in Capital, and (b) the corresponding amendment to the Seventh Article of the Articles of Incorporation of MIC, or the Amendment of Articles.  On the same date, the Decrease in Capital and Amendment of Articles were approved by the stockholders representing at least two thirds of the outstanding shares of MIC.  The application for approval of the Decrease in Capital and Amendment of Articles was filed with the Philippine Securities and Exchange Commission, or Philippine SEC, on July 11, 2017 and was approved on December 18, 2017.

Transfer of SBI’s Home Broadband Subscription Assets to PLDT

On September 26, 2017, the Board of Directors of PLDT and SBI, a subsidiary providing wireless broadband services, approved the sale and transfer of SBI’s trademark and subscribers, and all of SBI’s assets, rights and obligations directly or indirectly connected to its HOME Ultera and HOMEBRO Wimax businesses to PLDT.  The transfer was effective January 1, 2018.  Subscription assets and trademark are amortized over two years and 10 years, respectively, using the straight-line method of accounting.

SBI’s businesses are currently being managed by PLDT pursuant to the Operations Maintenance and Management Agreement between PLDT and SBI effective October 1, 2012.  Subsequent to the transfer, SBI will continue to provide broadband services to its existing Canopy subscribers using a portion of Smart’s network.  The transfer is in accordance with the said agreement and in order to achieve the expected benefits, as follows:

•	Seamless upgrades of PLDT products;
•	Flexibility for business in cross-selling of PLDT products; and
•	Enhanced customer experience.

On December 18, 2017, PLDT settled the partial consideration to SBI amounting to Php1,294 million.  The remaining balance of Php1,152 million was fully paid on July 31, 2018.

This transaction was eliminated in our consolidated financial statements.

Transfer of iCommerce Pte. Ltd., or iCommerce, to PLDT Online

On December 14, 2017, VIH and PLDT Online entered into a Sale and Purchase Agreement, or SPA, whereby VIH sold all of its 10 thousand ordinary shares in iCommerce to PLDT Online for a total purchase price of SG$1.00.  On the same date, VIH assigned its loans receivables from iCommerce to PLDT Online amounting to US$8.6 million.  In consideration, a total of US$8.9 million, inclusive of interest, was fully paid by PLDT  Online to VIH on November 30, 2017.  See Note 10 – Investments in Associates and Joint Ventures – Investments in Joint Ventures – iCommerce’s Investment in PHIH.

Issuance of Perpetual Notes

In 2017, Smart issued various perpetual notes, including Php1,100 million perpetual notes to Rizal Commercial Banking Corporation, or RCBC, Trustee of PLDT’s Redemption Trust Fund.  See Note 19 – Equity – Perpetual Notes.

Agreement between PLDT, Smart and Amdocs Philippines, Inc., or Amdocs

On January 24, 2018, PLDT and Smart entered into a seven-year, US$300 million Managed Transformation Agreement with Amdocs, a leading provider of software and services to communications and media companies, to upgrade PLDT’s business IT systems and improve its business processes and services, aimed at enhancing consumer satisfaction, reducing costs and generating increased revenues.

On September 28, 2018, PLDT and Amdocs expanded their strategic partnership under a new six-year service agreement to consolidate, modernize and manage PLDT and Smart’s IT Infrastructure, to further enhance customer experience and engagement.

Consolidation of the Digital Investments of Smart under PCEV

On February 27, 2018, the Board of Directors of PCEV approved the consolidation of the various Digital Investments under PCEV, which was carried out through the following transactions:

(i)

PCEV entered into a Share Purchase Agreement with Voyager to purchase 53 million ordinary shares of VIH, representing 100% of the issued and outstanding ordinary shares of VIH, for a total consideration of Php465 million.  The total consideration was settled on March 15, 2018, while the transfer of shares to PCEV was completed on April 6, 2018;

(ii)

VIH entered into a Share Purchase Agreement with Smart to purchase all of its 170 million common shares of Voyager for a total consideration of Php3,527 million.  The total consideration was settled on April 16, 2018; and

(iii)

PCEV entered into a Subscription Agreement with VIH to subscribe to additional 96 million ordinary shares of VIH, with a par value of SG$1.00 per ordinary share, for a total subscription price of SG$96 million, or Php3,806 million, which was settled on April 13, 2018.

Loss of Control of PCEV over VIH

On October 4, 2018, PLDT, as the ultimate Parent Company of PCEV, VIH, Vision Investment Holdings Pte. Ltd., or Vision, an entity indirectly controlled by KKR and Cerulean Investment Limited, or Cerulean, an entity indirectly owned and controlled by Tencent, entered into subscription agreements under which Vision and Cerulean, or the Lead Investors, will separately subscribe to and VIH will allot and issue to the Lead Investors a total of up to US$175 million Convertible Class A Preferred Shares of VIH, with an option for VIH to allot and issue up to US$50 million Convertible Class A Preferred Shares to such follower investors as may be agreed among VIH, PLDT and the Lead Investors, or the upsize option.

On November 26, 2018, PLDT, IFC and IFC EAF, a fund managed by IFC Asset Management Company, entered into subscription agreements under which IFC and IFC EAF, the follower investors, will separately subscribe to and VIH will allot and issue to the follower investors a total of up to US$40 million Convertible Class A Preferred Shares of VIH pursuant to the upsize option.

The foregoing investment in VIH is not subject to the compulsory merger notification regime under the Philippine Competition Act and its implementing Rules and Regulations.  In addition, the Bangko Sentral ng Pilipinas confirmed that it interposes no objection to the investment.

On November 28, 2018, VIH received the US$175 million funding from KRR and Tencent.  Subsequently, VIH received the US$40 million funding from IFC and IFC EAF.  As a result, PCEV’s ownership was reduced to 48.74% and retained only two out of the five Board seats in VIH, which resulted to a loss of control.  Upon the loss of control, VIH was deconsolidated and the fair market value of the investment amounting to Php10,748 million was recorded as an investment in associate and PCEV recognized gain on deconsolidation amounting to Php12,054 million, which was presented as part of other income (expenses) – net account in our consolidated income statement.  The carrying value of PCEV’s investment in VIH amounted to Php10,487 million as at December 31, 2018.  See Note 10 – Investments in Associates and Joint Ventures – Investment in PCEV in VIH.

ePLDT’s Additional Investment in ePDS

On March 5, 2018 and August 7, 2018, the Board of Directors of ePLDT approved the additional investment in ePDS amounting to Php134 million and Php66 million, respectively, thereby increasing its equity interest in ePDS from 67% to 95%.  This transaction was eliminated in our consolidated financial statements.

New and Amended Standards and Interpretations

New and Amended Standards and Interpretations

The accounting policies adopted are consistent with those of the previous financial year, except that the we have adopted the following new standards and amendments starting January 1, 2018.  Except for the adoption of IFRS 9, Financial Instruments (2014), and IFRS 15, Revenue from Contract with Customers, the adoption of these new standards and amendments did not have any significant impact on our financial position or performance.

•	Amendments to IFRS 4, Insurance Contracts, Applying IFRS 9, Financial Instruments, with IFRS 4, Insurance Contract
•	Amendments to International Accounting Standards, or IAS, 28, Measuring an Associate or Joint Venture at Fair Value (Part of Annual Improvements to IFRSs 2014 - 2016 Cycle)
•	Amendments to IAS 40, Investment Property, Transfers of Investment Property
•	International Financial Reporting Interpretations Committee, or IFRIC, 22, Foreign Currency Transactions and Advance Consideration
•

Amendment to IFRS 1, First-time Adoption of International Financial Reporting Standards, Deletion of short-term Exemptions for First-time Adopters (Part of Annual Improvements to IFRSs 2014 - 2016 Cycle)

•	IFRS 9

We have adopted IFRS 9 with a date of initial application of January 1, 2018.  IFRS 9 replaces IAS 39, Financial Instruments: Recognition and Measurement and all previous versions of IFRS 9.  The standard introduces new requirements for classification and measurement, impairment and hedge accounting.

We chose not to restate comparative figures as permitted by the transitional provisions of IFRS 9, thereby resulting in the following impact:

•

Comparative information for prior periods was not restated.  The classification and measurement requirements previously applied in accordance with IAS 39 and disclosures required in IFRS 7 were retained for the comparative periods.  Accordingly, the information presented for 2017 does not reflect the requirements of IFRS 9.

•	We disclosed the accounting policies for both the current period and the comparative periods, one applying IFRS 9 beginning January 1, 2018 and one applying IAS 39 as at December 31, 2017.

•

The difference between the previous carrying amount and the carrying amount at the beginning of the annual reporting period that includes the date of initial application was recognized in the opening retained earnings or other component of equity, as appropriate.

•

As comparative information was not restated, we are not required to provide a third statement of financial information at the beginning of the earliest comparative period in accordance with
IAS 1, Presentation of Financial Statements.

As at January 1, 2018, we have reviewed and assessed all of its existing financial instruments.  The following table reconciles the carrying amounts of financial instruments from their previous classification and measurement category in accordance with IAS 39 to their new classification and measurement categories upon transition to IFRS 9 on January 1, 2018.

		IAS 39			Remeasurement		IFRS 9
	Reference	Category	Amount	Reclassification	ECL	Others	Amount	Category
			(in million pesos)
Financial Assets
Cash and cash equivalents		Loans and receivables	32,905	—	—	—	32,905	Amortized Cost
Short-term investments		Loans and receivables	1,074	—	—	—	1,074	Amortized Cost
Trade and other receivables	3, 5	Loans and receivables	33,761	(4,091)	(258)	—	29,412	Amortized Cost
Current portion of investment in debt securities and other long-term investments		Loans and receivables	100	—	—	—	100	Amortized Cost
Current portion of advances and other noncurrent assets	3, 5	Loans and receivables	6,824	(6,785)	—	—	39	Amortized Cost
Less: To Financial instruments at FVPL				(6,785)
To Financial instruments at FVOCI				(4,091)
Advances and other noncurrent assets – net of current portion	3, 5	Loans and receivables	13,855	(11,461)	(18)	—	2,376	Amortized Cost
Less: To Financial instruments at FVOCI				(11,461)
Investment in debt securities and other long-term investments – net of current portion	2		N/A	150	—	—	150	Amortized Cost
Add: From HTM investments				150
		Loans and receivables	88,519	(22,187)	(276)	—	66,056	Amortized Cost
Investment in debt securities and other long-term investments – net of current portion	2	Held-to- maturity	150	(150)
Less: To Financial instruments at amortized cost				(150)
		Held-to- maturity	150	(150)

Current portion of derivative financial assets	1	Derivatives used for hedging	171	(171)	—	—	—
Derivative financial assets – net of current portion	1	Derivatives used for hedging	215	(215)	—	—	—
Current portion of derivative financial liabilities	1	Derivatives used for hedging	(51)	51	—	—	—
Derivative financial liabilities – net of current portion	1	Derivatives used for hedging	(8)	8	—	—	—
Less: To financial assets at FVPL				(327)
		Derivatives used for hedging	327	(327)
Available-for-sale financial investments	4	Available- for-sale financial investments	15,165	(15,165)	—	—	—
Less: To financial assets at FVPL				(15,165)
		Available- for-sale financial investments	15,165	(15,165)	—	—	—

Trade and other receivables	3, 5		N/A	4,091	—	(8)	4,083	FVOCI
Advances and other noncurrent assets – net of current portion	3, 5		N/A	11,461	—	(128)	11,333	FVOCI
Add: From Loans and receivables				15,552
				15,552	—	(136)	15,416	FVOCI

Current portion of derivative financial assets	1		N/A	171	—	—	171	FVPL
Derivative financial assets – net of current portion	1		N/A	215	—	—	215	FVPL
Current portion of derivative financial liabilities	1		N/A	(51)	—	—	(51)	FVPL
Derivative financial liabilities – net of current portion	1		N/A	(8)	—	—	(8)	FVPL
Current portion of advances and other noncurrent assets	3		N/A	6,785	—	—	6,785	FVPL
Available-for-sale financial investments	4		N/A	15,165	—	—	15,165	FVPL
Add: From Loans and receivables				6,785	—	—	—
From Available-for-sale financial investments				15,165	—	—	—
From Derivatives used for hedging				327	—	—	—
				22,277	—	—	22,277	FVPL

(1)

As at January 1, 2018, our analysis highlighted that certain complex structured products with separated embedded derivatives, based on the assessment of the combined instrument, did not meet the SPPI criterion.  Therefore, we reclassified these loans along with the embedded derivatives – previously separated under IAS 39 – as financial assets at FVPL.

(2)

As at January 1, 2018, we do not have any debt instruments that did not meet the SPPI criterion within the held-to-maturity, or HTM, portfolio.  Therefore, we elected to classify these instruments as debt instruments measured at amortized cost.

(3)

As at January 1, 2018, we have reclassified receivables from MPIC from loans and receivables to financial assets at FVOCI as this met the SPPI criterion and the business model is assessed as hold to collect contractual cash flows and sell financial assets.

(4)	As at January 1, 2018, we have classified our AFS asset-backed securities as financial assets measured at FVPL as the payments did not meet the SPPI criterion.
(5)

As at January 1, 2018, we have restated the beginning balance of allowance for doubtful accounts under IAS 39 incurred loss model and considered the new impairment model under IFRS 9 which requires to record lifetime losses on all financial assets which have experienced a significant increase in credit risk from initial recognition.

Classification and measurement

Except for certain trade receivables, under IFRS 9, we initially measure a financial asset at its fair value plus, in the case of a financial asset not at FVPL, transaction costs that are directly attributable to the acquisition or issue of the financial asset.

Under IFRS 9, debt financial instruments are subsequently measured at FVPL, amortized cost, or FVOCI with recycling of gains or losses to profit or loss upon derecognition.  The classification is based on two criteria:

(1) whether the instruments’ contractual cash flows represent ‘solely payments of principal and interest’ on the principal amount outstanding, or the SPPI criterion; and (2) our business model for managing the financial assets portfolio.

A debt instrument is measured at amortized cost if the cash flows are considered as SPPI and business model’s objective is to hold assets to collect contractual cash flows, and is not designated as at FVPL.  This category includes cash and cash equivalents, short-term investments, trade and other receivables, debt instruments at amortized cost and other financial assets – net of current portion.

A debt instrument is measured at FVOCI if the cash flows are considered as SPPI and business model’s objective is both hold assets to collect contractual cash flows and sell financial assets, and is not designated as at FVPL.

On initial recognition of equity instruments that are not held for trading, we may irrevocably elect to present subsequent changes in the investment’s fair value in other comprehensive income.  This election is made on an investment-by-investment basis.

All financial assets not classified as measured at amortized cost or FVOCI as described above are measured at FVPL.  Financial assets at FVPL include all derivative instruments, equity instruments that are held for trading and equity instruments that are not held for trading which we have not irrevocably elected, at initial recognition or transition, to classify at FVOCI.  This category also include debt instruments whose cash flow characteristic meet the SPPI criterion, but business model is neither hold assets to collect contractual cash flows nor collecting contractual cash flows and selling financial assets.

We have not elected the option to irrevocably designate previous available-for-sale equity instruments as equity instruments at FVOCI.

Quoted and unquoted equity securities that were previously classified as AFS financial assets under IAS 39 were reclassified as financial assets at FVPL upon adoption of IFRS 9.  Upon transition, the AFS reserve relating to these equity securities, which had been previously accumulated under other comprehensive income, was reclassified to retained earnings.

The assessment of our business models was made as at the date of initial application, January 1, 2018, and applied modified retrospectively to those financial assets that were not derecognized before January 1, 2018.  The assessment of whether contractual cash flows on debt instruments are solely payments of principal and interest was made based on the facts and circumstances as at the initial recognition of the assets.

The effect of adopting IFRS 9 as at January 1, 2018 were, as follows:

	Reference	Increase (Decrease)
		(in million pesos)
Assets:
Financial assets at FVOCI	3	(136)
Total assets		(136)

Total adjustment on equity:
Retained earnings	4	4,491
Other comprehensive income	4	(4,627)
		(136)

Impairment

IFRS 9 requires recording of expected credit losses, or ECL, for all debt securities not classified as at FVPL, together with contract assets, lease receivables, loan commitments and financial guarantee contracts.  ECL represents credit losses that reflect an unbiased and probability-weighted amount which is determined by evaluating a range of possible outcomes, the time value of money and reasonable and supportable information about past events, current conditions and forecasts of future economic conditions.  In comparison, the incurred loss model under IAS 39 recognizes lifetime credit losses only when there is objective evidence of impairment.  The ECL model eliminates the loss event required under the incurred loss model, and lifetime ECL is recognized earlier under IFRS 9.

The objective of the new impairment model is to record lifetime losses on all financial assets which have experienced a significant increase in credit risk from initial recognition.  As a result, ECL allowances will be measured at amounts equal to either: (i) 12-month ECL; or (ii) lifetime ECL for those financial instruments which have experienced a significant increase in credit risk since initial recognition (General Approach).  The 12-month ECL is the portion of lifetime ECL that results from default events on a financial instrument that are possible within the 12 months after the reporting date.  Lifetime ECL are credit losses that results from all possible default events over the expected life of a financial instrument.  The credit risk of a particular exposure is deemed to have increased significantly since initial recognition if, based on our internal credit assessment, the counterparty is determined to require close monitoring or with well-defined credit weakness.

Financial assets have the following staging assessments, depending on the quality of the credit exposures:

For non-credit-impaired financial assets:

•

Stage 1 financial assets are comprised of all non-impaired financial instruments which have not experienced a significant increase in credit risk since initial recognition.  We recognize a 12-month ECL for Stage 1 financial assets.

•

Stage 2 financial assets are comprised of all non-impaired financial assets which have experienced a significant increase in credit risk since initial recognition.  We recognize a lifetime ECL for Stage 2 financial assets.

For credit-impaired financial assets:

•

Financial assets are classified as Stage 3 when there is objective evidence of impairment as a result of one or more loss events that have occurred after initial recognition with a negative impact on the estimated future cash flows of a loan or a portfolio of loans.  The ECL model requires that lifetime ECL be recognized for impaired financial assets.

IFRS 9 provides some operational simplifications for trade receivables, lease receivables and contract assets by introducing an alternative simplified approach.  Under the simplified approach, there is no more requirement to determine at reporting date whether a credit exposure has significantly increased in credit risk or not.  Credit exposures under the simplified approach will be subject only to lifetime ECL.  In addition, IFRS 9 allows the use of a provision matrix approach or a loss rate approach as a practical expedient when measuring ECL for certain short-term financial assets, so long as these methodologies reflects a probability-weighted outcome, the time value of money and reasonable and supportable information that is available without undue cost or effort at the reporting date, about past events, current conditions and forecasts of future economic conditions.

The risk of a default occurring represents the likelihood that a credit exposure will not be repaid and will go into default in either a 12-month ECL for Stage 1 assets or lifetime ECL for Stages 2 and 3 assets.  The risk of a default occurring for each individual instrument is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.  We segmented the credit exposures based on homogenous risk characteristics and applied a specific ECL methodology for each portfolio.  The methodology for each relevant portfolio is determined based on the underlying nature or characteristic of the portfolio, payment patterns and materiality of the segment as compared to the total portfolio.

The magnitude of default represents the amount that may not be recovered in the event of default and is determined based on the historical cash flow recoveries and reasonable and supportable information about future economic conditions, where appropriate.

We applied the simplified approach and record lifetime ECL on all trade receivables and contract assets.  For other debt financial assets measured at amortized cost, the general approach was applied, measuring either a 12-month or lifetime ECL, depending on the extent of the deterioration of the credit quality from origination.

The table below presents a reconciliation of the prior period’s closing impairment allowance measured in accordance with IAS 39 to the opening impairment allowance determined in accordance with IFRS 9 as at January 1, 2018.

Measurement category	Reference	Impairment allowance under IAS 39	Retained earnings, beginning Remeasurement	Impairment allowance under IFRS 9
		(in million pesos)
Loans and receivables (IAS 39)/ Financial assets at amortized cost (IFRS 9)
Trade and other receivables	5	14,501	258	14,759
Contract assets	5	—	114	114
Other financial assets	5	—	18	18
		14,501	390	14,891

Under IFRS 9, the level of provision for credit and impairment losses has generally increased due to the incorporation of a more forward-looking approach in determining provisions.  Further, since the implementation of IFRS 9, all financial assets except those measured at FVPL and equity instruments FVOCI are assessed for at least 12-month ECL and the population of financial assets to which the lifetime ECL applies is larger than the population for which there is objective evidence of impairment in accordance with IAS 39.

Hedge accounting

The new hedge accounting model under IFRS 9 aims to simplify hedge accounting, align the accounting for hedge relationships more closely with an entity’s risk management activities and permit hedge accounting to be applied more broadly to a greater variety of hedging instruments and risks eligible for hedge accounting.

We determined that all existing hedge relationships that are currently designated in effective hedging relationships will continue to qualify for hedge accounting under IFRS 9.  We have chosen not to retrospectively apply IFRS 9 on transition to the hedges where we excluded the forward points from the hedge designation under IAS 39.

•	IFRS 15, Revenues from Contracts with Customers

IFRS 15 supersedes IAS 11, Construction Contracts, IAS 18, Revenue, and related interpretations and it applies to all revenue arising from contracts with customers, unless those contracts are in the scope of other standards.  IFRS 15 establishes a five-step model that will apply to revenue arising from contracts with customers.  The five-step model is as follows:

1.	Identify the contract(s) with a customer;
2.	Identify the performance obligations in the contract;
3.	Determine the transaction price;
4.	Allocate the transaction price to the performance obligations in the contract; and
5.	Recognize revenue when (or as) the entity satisfies a performance obligation.

Under IFRS 15, revenue is recognized at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer.

The standard requires entities to exercise judgment, taking into consideration all of the relevant facts and circumstances when applying each step of the model to contracts with the customers.  The standard also specifies the accounting for the incremental costs of obtaining a contract and the costs directly related to fulfilling a contract.

Contract assets

A contract asset is the right to consideration in exchange for goods or services transferred to the customer.  If we perform by transferring goods or services to a customer before the customer pays consideration or before payment is due, a contract asset is recognized for the earned consideration that is conditional.  Contract assets are reclassified to trade receivables when billed.

Contract liabilities and unearned revenues

A contract liability is the obligation to transfer goods or services to a customer for which the we have received consideration (or an amount of consideration is due) from the customer.  If a customer pays consideration before we transfer goods or services to the customer, a contract liability is recognized when the payment is made or the payment is due (whichever is earlier).  Contract liabilities and unearned revenues are recognized as revenue when we perform under the contract.

We adopted IFRS 15 using the modified retrospective method of adoption with the date of initial application of January 1, 2018.  Under this method, the standard can be applied either to all contracts at the date of initial application or only to contracts that are not completed at this date.  We elected to apply the standard to all contracts that are not completed as at the date of initial application, that is, January 1, 2018.

The cumulative effect of initially applying IFRS 15 is recognized at the date of initial application as an adjustment to the opening balance of retained earnings.  Accordingly, the information presented for 2017 has not been restated – i.e. it is presented, as previously reported, under IAS 18, IAS 11 and related interpretations.

The effect of adopting IFRS 15 as at January 1, 2018 was as follows:

	Reference	Increase (Decrease)
		(in millions)
Assets
Trade and other receivables	C	(37)
Contract assets	B and C	3,880
Deferred income tax assets	B and C	(918)
Total assets		2,925

Liabilities
Contract liabilities and unearned revenues	B and C	178
Deferred income tax liabilities	B and C	194
Total liabilities		372
Net impact on equity
Retained earnings	B and C	2,553

Set out below, are the amounts by which each financial statement line item is affected as at and for the year ended December 31, 2018 as a result of the adoption of IFRS 15.  The adoption of IFRS 15 did not have a material impact on other comprehensive income or on our operating, investing and financing cash flows.  The first column shows amounts prepared under IFRS 15 and the second column shows what the amounts would have been had IFRS 15 not been adopted.

Consolidated statement of profit or loss for the year ended December 31, 2018

	Reference	IFRS 15	IAS 18	Increase (Decrease)
			(in millions)
Revenue from contracts with customers
Service revenues	A and C	154,207	157,845	(3,638)
Non-service revenues	A, B and C	10,545	7,602	2,943
Revenue		164,752	165,447	(695)
Interest income	C	1,943	1,486	457
Impairment loss	B and C	(206)	—	(206)
Provision for income tax	B and C	(3,842)	(3,976)	134
Net impact on profit for the year		162,647	162,957	(310)

Attributable to:
Equity holders of parent	B and C	162,590	162,900	(310)
Noncontrolling interests		57	57	—

Consolidated statement of financial position for the year ended December 31, 2018

	Reference	IFRS 15	IAS 18	Increase (Decrease)
			(in millions)
Assets
Noncurrent Assets
Property and equipment		195,964	195,964	—
Investments in associates and joint ventures		55,427	55,427	—
Financial assets at fair value through profit or loss		4,763	4,763	—
Debt instruments at amortized cost		150	150	—
Investment properties		777	777	—
Goodwill and intangible assets		68,583	68,583	—
Deferred income tax assets – net		27,697	28,530	(833)
Derivative financial assets - net of current portion		140	140	—
Prepayments – net of current portion		6,255	6,255	—
Advances and other noncurrent assets – net of current portion		17,083	17,083	—
Financial assets at fair value through other comprehensive income – net of current portion		2,749	2,749	—
Other financial assets – net of current portion		2,275	2,275	—
Contract assets – net of current portion	B and C	1,083	—	1,083
Other non-financial assets – net of current portion		230	230	—
Total Noncurrent Assets		383,176	382,926	250

Current Assets
Cash and cash equivalents		51,654	51,654	—
Short-term investments		1,165	1,165	—
Trade and other receivables	C	24,056	23,958	98
Inventories and supplies		2,878	2,878	—
Current portion of contract assets	B and C	2,185	—	2,185
Current portion of derivative financial assets		183	183	—
Current portion of prepayments		7,760	7,760	—
Current portion of advances and other noncurrent assets		620	620	—
Current portion of financial assets at fair value through profit or loss		1,604	1,604	—
Current portion of other financial assets		7,008	7,008	—
Current portion of other non-financial assets		461	461	—
Total Current Assets		99,574	97,291	2,283
TOTAL ASSETS		482,750	480,217	2,533

Liabilities and Equity
Equity
Equity attributable to equity holders of PLDT	B and C	112,358	110,115	2,243
Non-controlling interests		4,308	4,308	—
Total Equity		116,666	114,423	2,243
Noncurrent Liabilities
Interest-bearing financial liabilities – net of current portion		155,835	155,835	—
Deferred income tax liabilities		2,981	2,836	145
Customers' deposits		2,194	2,194	—
Pension and other employee benefits		7,182	7,182	—
Deferred credits and other noncurrent liabilities	B and C	5,284	5,226	58
Total Noncurrent Liabilities		173,476	173,273	203
Current Liabilities
Accounts payable	B and C	74,610	74,610	—
Accrued expenses and other current liabilities		95,724	95,637	87
Current portion of interest-bearing financial liabilities		20,441	20,441	—
Dividends payable		1,533	1,533	—
Derivative financial liabilities		80	80	—
Income tax payable		220	220	—
Total Current Liabilities		192,608	192,521	87
Total Liabilities		366,084	365,794	290
TOTAL EQUITY AND LIABILITIES		482,750	480,217	2,533

The nature of the adjustments as at January 1, 2018 and the reasons for the significant changes in our consolidated statement of financial position as at December 31, 2018 and the statement of profit or loss for the year ended December 31, 2018 are described below:

Type of product/service	Reference	Nature, timing of satisfaction of performance obligations, significant payment terms	Nature of change in accounting policy
Bundled plans	A	Revenues are recognized based on the allocation of the transaction price to the different performance obligations based on their stand-alone selling prices.	IFRS 15 will have an impact on our accounting policies in the recognition of revenue between service and non-service components.
Sale of handset/ equipments	B	Customers obtain control when the goods are delivered to and have been accepted at their premises.	Under IAS 18, non-service revenues are recognized to the extent of monthly amortization / installment plus cash-out for the handset / equipment once they are delivered to the customer.

Under IFRS 15, revenue shall be recognized as the performance obligations are satisfied by transferring a promised good or service.

The impact of these changes on items other than revenue are recognition of contract assets and contract liabilities and unearned revenues.
Significant financing component	C

We assessed that the non-service component included in contracts with customers have significant financing component considering the period between the customer’s payment of the price of the handset and the timing of the transfer of control over the handset, which is more than one year.

Under IFRS 15, an entity shall adjust the promised amount of consideration for the effects of the time value of money if the timing of payments agreed to by the parties to the contract (either explicitly or implicitly) provides the customer or the entity with a significant benefit of financing the transfer of goods or services to the customer.

The impact of these changes on items other than revenue are discounting of contract assets and unbilled trade receivables.

Business Combinations and Goodwill

Business Combinations and Goodwill

Business combinations are accounted for using the acquisition method.  The cost of an acquisition is measured as the aggregate of the consideration transferred, measured at acquisition date fair value, and the amount of any noncontrolling interest in the acquiree.  For each business combination, we elect whether to measure the components of the noncontrolling interest in the acquiree either at fair value or at the proportionate share of the acquiree’s identifiable net assets.  Acquisition-related costs are expensed as incurred.

When we acquire a business, we assess the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date.  This includes the separation of embedded derivatives in host contracts by the acquiree.

If the business combination is achieved in stages, the previously held equity interest is remeasured at its acquisition date fair value and any resulting gain or loss is recognized in profit or loss.  The fair value of previously held equity interest is then included in the amount of total consideration transferred.

Any contingent consideration to be transferred by the acquirer will be recognized at fair value at the acquisition date.  Contingent consideration classified as an asset or liability is measured at fair value with changes in fair value recognized in profit or loss.  Contingent consideration that is classified as equity is not remeasured and subsequent settlement is accounted for within equity.

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred and the amount recognized for noncontrolling interests and any previous interest held, over the net identifiable assets acquired and liabilities assumed.  If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, we reassess whether we correctly identified all of the assets acquired and all of the liabilities assumed and review the procedures used to measure the amounts to be recognized at the acquisition date.  If the reassessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain on a bargain purchase is recognized in profit or loss.

If the initial accounting for a business combination is incomplete by the end of the reporting period in which the combination occurs, we report in our consolidated financial statements provisional amounts for the items for which the accounting is incomplete.  During the measurement period, which is no longer than one year from the acquisition date, the provisional amounts recognized at acquisition date are retrospectively adjusted to reflect new information obtained about facts and circumstances that existed as of the acquisition date and, if known, would have affected the measurement of the amounts recognized as of that date.  During the measurement period, we also recognize additional assets or liabilities if new information is obtained about facts and circumstances that existed as of the acquisition date and, if known, would have resulted in the recognition of those assets and liabilities as of that date.

After initial recognition, goodwill is measured at cost less any accumulated impairment losses.  For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of our cash-generating units, or CGUs, that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

Where goodwill acquired in a business combination has yet to be allocated to identifiable CGUs because the initial accounting is incomplete, such provisional goodwill is not tested for impairment unless indicators of impairment exist and we can reliably allocate the carrying amount of goodwill to a CGU or group of CGUs that are expected to benefit from the synergies of the business combination.

Where goodwill has been allocated to a CGU and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation.  Goodwill disposed of in this circumstance is measured based on the relative values of the disposed operation and the portion of the CGU retained.

Investments in Associates

Investments in Associates

An associate is an entity in which we have significant influence.  Significant influence is the power to participate in the financial and operating policy decisions of the investee but has no control nor joint control over those policies.  The existence of significant influence is presumed to exist when we hold 20% or more, but less than 50% of the voting power of another entity.  Significant influence is also exemplified when we have one or more of the following: (a) a representation on the board of directors or the equivalent governing body of the investee; (b) participation in policy-making processes, including participation in decisions about dividends or other distributions; (c) material transactions with the investee; (d) interchange of managerial personnel with the investee; or (e) provision of essential technical information.

Investments in associates are accounted for using the equity method of accounting and are initially recognized at cost.  The cost of the investments includes directly attributable transaction costs.  The details of our investments in associates are disclosed in Note 10 – Investments in Associates and Joint Ventures – Investments in Associates.

Under the equity method, an investment in an associate is carried at cost plus post acquisition changes in our share of net assets of the associate.  Goodwill relating to an associate is included in the carrying amount of the investment and is not amortized nor individually tested for impairment.  Our consolidated income statement reflects our share in the financial performance of our associates.  Where there has been a change recognized directly in the equity of the associate, we recognize our share in such change and disclose this, when applicable, in our consolidated statement of comprehensive income and consolidated statement of changes in equity.  Unrealized gains and losses resulting from our transactions with and among our associates are eliminated to the extent of our interests in those associates.

Our share in the profits or losses of our associates is included under “Other income (expenses)” in our consolidated income statement.  This is the profit or loss attributable to equity holders of the associate and therefore is profit or loss after tax and net of noncontrolling interest in the subsidiaries of the associate.

When our share of losses exceeds our interest in an associate, the carrying amount of the investment, including any long-term interests that form part thereof, is reduced to zero, and the recognition of further losses is discontinued except to the extent that we have an obligation or have made payments on behalf of the investee.

Our reporting dates and that of our associates are identical and our associates’ accounting policies conform to those used by us for like transactions and events in similar circumstances.  When necessary, adjustments are made to bring such accounting policies in line with our policies.

After application of the equity method, we determine whether it is necessary to recognize an additional impairment loss on our investments in associates.  We determine at the end of each reporting period whether there is any objective evidence that our investment in associate is impaired.  If this is the case, we calculate the amount of impairment as the difference between the recoverable amount of our investment in the associate and its carrying value and recognize the amount in our consolidated income statement.

Upon loss of significant influence over the associate, we measure and recognize any retained investment at its fair value.  Any difference between the carrying amounts of our investment in the associate upon loss of significant influence and the fair value of the remaining investment and proceeds from disposal is recognized in our consolidated financial statements.

Joint Arrangements

Joint Arrangements

Joint arrangements are arrangements with respect to which we have joint control, established by contracts requiring unanimous consent from the parties sharing control for decisions about the activities that significantly affect the arrangements’ returns.  They are classified and accounted for as follows:

•

Joint operation – when we have rights to the assets, and obligations for the liabilities, relating to an arrangement, we account for each of our assets, liabilities and transactions, including our share of those held or incurred jointly, in relation to the joint operation in accordance with the IFRS applicable to the particular assets, liabilities and transactions.

•	Joint venture – when we have rights only to the net assets of the arrangements, we account for our interest using the equity method, the same as our accounting for investments in associates.

The financial statements of the joint venture are prepared for the same reporting period as our consolidated financial statements.  Where necessary, adjustments are made to bring the accounting policies of the joint venture in line with our policies.  The details of our investments in joint ventures are disclosed in Note 10 – Investments in Associates and Joint Ventures – Investments in Joint Ventures.

Adjustments are made in our consolidated financial statements to eliminate our share of unrealized gains and losses on transactions between us and our joint venture.  Our investment in the joint venture is carried at equity method until the date on which we cease to have joint control over the joint venture.

Upon loss of joint control over the joint venture, we measure and recognize our retained investment at fair value. Any difference between the carrying amount of the former joint venture upon loss of joint control and the fair value of the remaining investment and proceeds from disposal is recognized in profit or loss. When the remaining investment constitutes significant influence, it is accounted for as an investment in an associate with no remeasurement.

Current Versus Noncurrent Classifications

Current Versus Noncurrent Classifications

We present assets and liabilities in our consolidated statement of financial position based on current or noncurrent classification.

An asset is current when it is:

•	Expected to be realized or intended to be sold or consumed in the normal operating cycle;
•	Held primarily for the purpose of trading;
•	Expected to be realized within twelve months after the reporting period; or
•	Cash or cash equivalent unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.

All other assets are classified as noncurrent.

A liability is current when:

•	It is expected to be settled in the normal operating cycle;
•	It is held primarily for the purpose of trading;
•	It is due to be settled within twelve months after the reporting period; or
•	There is no unconditional right to defer the settlement of the liability for at least twelve months after the period.

We classify all other liabilities as noncurrent.

Deferred income tax assets and liabilities are classified as noncurrent assets and liabilities, respectively.

Foreign Currency Transactions and Translations

Foreign Currency Transactions and Translations

Our consolidated financial statements are presented in Philippine peso, which is also the Parent Company’s functional currency.  The Philippine peso is the currency of the primary economic environment in which we operate.  This is also the currency that mainly influences the revenue from and cost of rendering products and services.  Each entity in our Group determines its own functional currency and items included in the separate financial statements of each entity are measured using that functional currency.

The functional and presentation currency of the entities under PLDT Group (except for the subsidiaries discussed below) is the Philippine peso.

Transactions in foreign currencies are initially recorded by entities under our Group at the respective functional currency rates prevailing at the date of the transaction.  Monetary assets and liabilities denominated in foreign currencies are retranslated at the functional currency closing rate of exchange prevailing at the end of the reporting period.  All differences arising on settlement or translation of monetary items are recognized in our consolidated income statement except for foreign exchange differences that qualify as capitalizable borrowing costs for qualifying assets.  Non-monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates as at the dates of the initial transactions.  Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.  The gain or loss arising from transactions of non-monetary items measured at fair value is treated in line with the recognition of this gain or loss on the change in fair value of the items (i.e., translation differences on items whose fair value gain or loss is recognized in other comprehensive income or profit or loss are also recognized in other comprehensive income or profit or loss, respectively).

The functional currency of SMHC, FECL Group, PLDT Global and certain of its subsidiaries, Digitel Capital Philippines Ltd., or DCPL, PGNL and certain of its subsidiaries, Chikka and certain of its subsidiaries and PGIC is the U.S. dollar; the functional currency of VIP, VIH, VII, VIS, iCommerce, Fintech Ventures, 3rd Brand, Chikka Pte. Ltd., or CPL, and ABM Global Solutions Pte. Ltd., or AGSPL, is the Singaporean dollar; the functional currency of Chikka Communications Consulting (Beijing) Co. Ltd., or CCCBL, is the Chinese renminbi; the functional currency of ABMGS Sdn. Bhd., or AGS Malaysia, and Takatack Malaysia, is the Malaysian ringgit; the functional currency of PT Advance Business Microsystems Global Solutions, or AGS Indonesia, is the Indonesian rupiah; and the functional currency of ePay Myanmar is the Myanmar kyat.  As at the reporting date, the assets and liabilities of these subsidiaries are translated into Philippine peso at the rate of exchange prevailing at the end of the reporting period, and income and expenses of these subsidiaries are translated monthly using the weighted average exchange rate for the month.  The exchange differences arising on translation are recognized as a separate component of other comprehensive income as cumulative translation adjustments.  Upon disposal of these subsidiaries, the amount of deferred cumulative translation adjustments recognized in other comprehensive income relating to subsidiaries is recognized in our consolidated income statement.

When there is a change in an entity’s functional currency, the entity applies the translation procedures applicable to the new functional currency prospectively from the date of the change.  The entity translates all assets and liabilities into the new functional currency using the exchange rate at the date of the change.  The resulting translated amounts for non-monetary items are treated as the new historical cost.  Exchange differences arising from the translation of a foreign operation previously recognized in other comprehensive income are not reclassified from equity to profit or loss until the disposal of the operation.

Foreign exchange gains or losses of the Parent Company and our Philippine-based subsidiaries are treated as taxable income or deductible expenses in the period such exchange gains or losses are realized.

Any goodwill arising on the acquisition of a foreign operation and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition are treated as assets and liabilities of the foreign operation and translated at the closing rate as at reporting date.

Financial Instruments

Financial Instruments

Beginning January 1, 2018

Financial Instruments – Initial recognition and subsequent measurement

Classification of financial assets

Financial assets are classified in their entirety based on the contractual cash flows characteristics of the financial assets and our business model for managing the financial assets.  We classify our financial assets into the following measurement categories:

•	financial assets measured at amortized cost;
•	financial assets measured at FVPL;
•	financial assets measured at FVOCI, where cumulative gains or losses previously recognized are reclassified to profit or loss; and
•	financial assets measured at FVOCI, where cumulative gains or losses previously recognized are not reclassified to profit or loss.

Contractual cash flows characteristics

In order for us to identify the measurement of our debt financial assets, an SPPI test needs to be initially performed in order to determine whether the contractual terms of the financial asset gives rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.  Once a debt financial asset passed the SPPI test, business model assessment, which identifies our objective of holding the financial assets – hold to collect or hold to collect and sell, will be performed.  Otherwise, if the debt financial asset failed the test, such will be measured at FVPL.

In making the assessment, we determine whether the contractual cash flows are consistent with a basic lending arrangement, i.e., interest includes consideration only for the time value of money, credit risk and other basic lending risks and costs associated with holding the financial asset for a particular period of time.  In addition, interest can include a profit margin that is consistent with a basic lending arrangement.  The assessment as to whether the cash flows meet the SPPI test is made in the currency in which the financial asset is denominated.  Any other contractual terms that introduce exposure to risks or volatility in the contractual cash flows that is unrelated to a basic lending arrangement, such as exposure to changes in equity prices or commodity prices, do not give rise to contractual cash flows that are solely payments of principal and interest on the principal amount outstanding.

Business model

Our business model is determined at a level that reflects how groups of financial assets are managed together to achieve a particular business objective.  Our business model does not depend on management’s intentions for an individual instrument.

Our business model refers to how we manage our financial assets in order to generate cash flows.  Our business model determines whether cash flows will result from collecting contractual cash flows, collecting contractual cash flows and selling financial assets or neither.

Financial assets at amortized cost

A financial asset is measured at amortized cost if: (i) it is held within a business model whose objective is to hold financial assets in order to collect contractual cash flows; and (ii) the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.  These financial assets are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the EIR method, less any impairment in value.  Amortized cost is calculated by taking into account any discount or premium on acquisition and fees and costs that are an integral part of the EIR.  The amortization is included in ‘Interest income’ in our consolidated income statements and is calculated by applying the EIR to the gross carrying amount of the financial asset, except for (i) purchased or originated credit-impaired financial assets and
(ii) financial assets that have subsequently become credit-impaired, where, in both cases, the EIR is applied to the amortized cost of the financial asset.  Losses arising from impairment are recognized in ‘Asset impairment’ in our consolidated income statements.

Our financial assets at amortized cost include portions of investment in debt securities and other long-term investments, cash and cash equivalents, short-term investments, trade and other receivables, and portions of advances and other noncurrent assets as at December 31, 2018.  See Note 12 – Debt Instruments at Amortized Cost/Investment in Debt Securities and Other Long-term Investments, Note 15 – Cash and Cash Equivalents, Note 16 – Trade and Other Receivables and Note 27 – Financial Assets and Liabilities.

Financial assets at FVOCI (debt instruments)

A financial asset is measured at FVOCI if: (i) it is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets; and (ii) its contractual terms give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.  These financial assets are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at fair value.  Gains and losses arising from changes in fair value are included in other comprehensive income within a separate component of equity.  Impairment losses or reversals, interest income and foreign exchange gains and losses are recognized in profit and loss until the financial asset is derecognized.  Upon derecognition, the cumulative gain or loss previously recognized in other comprehensive income is reclassified from equity to profit or loss.  This reflects the gain or loss that would have been recognized in profit or loss upon derecognition if the financial asset had been measured at amortized cost.  Impairment is measured based on the ECL model.

Our financial assets at FVOCI include receivables from MPIC as at December 31, 2018.  See Note 24 – Related Party Transactions and Note 27 – Financial Assets and Liabilities.

Financial assets at FVPL

Financial assets at FVPL are measured at fair value.  Included in this classification are derivative financial assets, equity investments held for trading and debt instruments with contractual terms that do not represent solely payments of principal and interest.  Financial assets held at FVPL are initially recognized at fair value, with transaction costs recognized in our consolidated income statements as incurred.  Subsequently, they are measured at fair value and any gains or losses are recognized in our consolidated income statements.

Additionally, even if the asset meets the amortized cost or the FVOCI criteria, we may choose at initial recognition to designate the financial asset at FVPL if doing so eliminates or significantly reduces a measurement or recognition inconsistency (an accounting mismatch) that would otherwise arise from measuring financial assets on a different basis.

Trading gains or losses are calculated based on the results arising from trading activities of the PLDT Group, including all gains and losses from changes in fair value for financial assets and financial liabilities at FVPL, and the gains or losses from disposal of financial investments.

Our financial assets at FVPL include derivative financial assets and equity investments as at December 31, 2018.  See Note 11 – Financial Assets at FVPL/Available-for-Sale Financial Investments and Note 27 – Financial Assets and Liabilities.

Classification of financial liabilities

Financial liabilities are measured at amortized cost, except for the following:

•	financial liabilities measured at FVPL;

•	financial liabilities that arise when a transfer of a financial asset does not qualify for derecognition or when we retain continuing involvement;

•	financial guarantee contracts;

•	commitments to provide a loan at a below-market interest rate; and

•	contingent consideration recognized by an acquirer in accordance with IFRS 3.

A financial liability may be designated at FVPL if it eliminates or significantly reduces a measurement or recognition inconsistency (an accounting mismatch) or:

•	if a host contract contains one or more embedded derivatives; or
•

if a group of financial liabilities or financial assets and liabilities is managed and its performance evaluated on a fair value basis in accordance with a documented risk management or investment strategy.

Where a financial liability is designated at FVPL, the movement in fair value attributable to changes in our own credit quality is calculated by determining the changes in credit spreads above observable market interest rates and is presented separately in other comprehensive income.

Our financial liabilities at FVPL include long-term principal only-currency swaps and interest rate swaps as at December 31, 2018.  See Note 27 – Financial Assets and Liabilities.

Our other financial liabilities include interest-bearing financial liabilities, customers’ deposits, dividends payable, and accrual for long-term capital expenditures, (except for statutory payables) as at December 31, 2018.  See Note 20 – Interest-bearing Financial Liabilities.

Reclassifications of financial instruments

We reclassify our financial assets when, and only when, there is a change in the business model for managing the financial assets.  Reclassifications shall be applied prospectively and any previously recognized gains, losses or interest shall not be restated.  We do not reclassify our financial liabilities.

We do not reclassify its financial assets when:

•	A financial asset that was previously a designated and effective hedging instrument in a cash flow hedge or net investment hedge no longer qualifies as such;
•	A financial asset becomes a designated and effective hedging instrument in a cash flow hedge or net investment hedge; and
•	There is a change in measurement on credit exposures measured at FVPL.

Impairment of Financial Assets

We recognize ECL for the following financial assets that are not measured at FVPL:

•	debt instruments that are measured at amortized cost and FVOCI

No ECL is recognized on equity investments.

ECLs are measured in a way that reflects the following:

•	an unbiased and probability-weighted amount that is determined by evaluating a range of possible outcomes;

•	the time value of money; and

•	reasonable and supportable information that is available without undue cost or effort at the reporting date about past events, current conditions and forecasts of future economic conditions.

Financial assets migrate through the following three stages based on the change in credit quality since initial recognition:

Stage 1: 12-month ECL

For credit exposures where there have not been significant increases in credit risk since initial recognition and that are not credit-impaired upon origination, the portion of lifetime ECLs that represent the ECLs that result from default events that are possible within the 12-months after the reporting date are recognized.

Stage 2: Lifetime ECL – not credit-impaired

For credit exposures where there have been significant increases in credit risk since initial recognition on an individual or collective basis but are not credit-impaired, lifetime ECLs representing the ECLs that result from all possible default events over the expected life of the financial asset are recognized.

Stage 3: Lifetime ECL – credit-impaired

Financial assets are credit-impaired when one or more events that have a detrimental impact on the estimated future cash flows of those financial assets have occurred.  For these credit exposures, lifetime ECLs are recognized and interest revenue is calculated by applying the credit-adjusted effective interest rate to the amortized cost of the financial asset.

Loss allowance

Loss allowances are recognized based on 12-month ECL for debt investment securities that are assessed to have low credit risk at the reporting date.  A financial asset is considered to have low credit risk if:

•	the financial instrument has a low risk of default;

•	the counterparty has a strong capacity to meet its contractual cash flow obligations in the near term; and

•	adverse changes in economic and business conditions in the longer term may, but will not necessarily, reduce the ability of the counterparty to fulfill its contractual cash flow obligations.

We consider a debt investment security to have low credit risk when its credit risk rating is equivalent to the globally understood definition of ‘investment grade’, or when the exposure is less than 30 days past due.

The loss allowance recognized in the period is impacted by a variety of factors, as described below:

•

Transfers between Stage 1 and Stage 2 and 3 due to the financial instruments experiencing significant increases (or decreases) of credit risk or becoming credit-impaired in the period, and the consequent “step up” (or “step down”) between 12-month and lifetime ECL;

•	Additional allowances for new financial instruments recognized during the period, as well as releases for financial instruments derecognized in the period;

•

Impact on the measurement of ECL due to changes in probability of defaults, or PDs, loss given defaults, or LGDs, and exposure at defaults, or EADs, in the period, arising from regular refreshing of inputs to models;

•	Impacts on the measurement of ECL due to changes made to models and assumptions;

•	Unwinding of discount within ECL due to passage of time, as ECL is measured on a present value basis; and

•	Financial assets derecognized during the period and write-offs of allowances related to assets that were written off during the period.

Write-off policy

We write-off a financial asset measured at amortized cost, in whole or in part, when the asset is considered uncollectible, it has exhausted all practical recovery efforts and has concluded that it has no reasonable expectations of recovering the financial asset in its entirety or a portion thereof.  We write-off an account when all of the following conditions are met:

•	the asset is in past due for over 90 days, or is already an item-in-litigation with any of the following:

a.	no properties of the counterparty could be attached
b.	the whereabouts of the client cannot be located
c.	it would be more expensive for the Group to follow-up and collect the amount, hence the we have ceased enforcement activity, and
d.	collections can no longer be made due to insolvency or bankruptcy of the counterparty

•	expanded credit arrangement is no longer possible;

•	filing of legal case is not possible; and

•	the account has been classified as ‘Loss’.

Simplified approach

The simplified approach, where changes in credit risk are not tracked and loss allowances are measured at amounts equal to lifetime ECL, is applied to ‘Trade and other receivables’ and ‘Contract assets’.  We have established a provision matrix for billed trade receivables and a vintage analysis for contract assets and unbilled trade receivables that is based on historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

Prior to January 1, 2018

Financial Instruments – Initial recognition and subsequent measurement

Financial Assets

Initial recognition and measurement

Financial assets within the scope of IAS 39 are classified as financial assets at FVPL, loans and receivables, HTM investments, available-for-sale financial investments, or as derivatives designated as hedging instruments in an effective hedge, as appropriate.  We determine the classification of financial assets at initial recognition and, where allowed and appropriate, re-evaluate the designation of such assets at each reporting date.

Financial assets are recognized initially at fair value plus transaction costs that are attributable to the acquisition of the financial asset, except in the case of financial assets recorded at FVPL.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way purchases or sales) are recognized on the trade date, i.e., the date that we commit to purchase or sell the asset.

Subsequent measurement

The subsequent measurement of financial assets depends on the classification as described below:

Financial assets at FVPL

Financial assets at FVPL include financial assets held-for-trading and financial assets designated upon initial recognition at FVPL.  Financial assets are classified as held-for-trading if they are acquired for the purpose of selling or repurchasing in the near term.  Derivative assets, including separated embedded derivatives, are also classified as held-for-trading unless they are designated as effective hedging instruments as defined by IAS 39.  Financial assets at FVPL are carried in our consolidated statement of financial position at fair value with net changes in fair value recognized in our consolidated income statement under “Other income (expenses) – Gains (losses) on derivative financial instruments – net” for derivative instruments and “Other income (expenses) – Others” for non-derivative financial assets.  Interest earned and dividends received from financial assets at FVPL are recognized in our consolidated income statement under “Other income (expenses) – Interest income” and “Other income (expenses) – Others”, respectively.

Financial assets may be designated at initial recognition as at FVPL if any of the following criteria are met:
(i) the designation eliminates or significantly reduces the inconsistent treatment that would otherwise arise from measuring the assets or recognizing gains or losses on them on different bases; (ii) the assets are part of a group of financial assets which are managed and their performance are evaluated on a fair value basis, in accordance with a documented risk management strategy and information about the group of financial assets is provided internally on that basis to the entity’s key management personnel; or (iii) the financial assets contain an embedded derivative, unless the embedded derivative does not significantly modify the cash flows or it is clear, with little or no analysis, that it would not be separately recorded.

An embedded derivative is separated from the host contract and accounted for as a derivative if all of the following conditions are met: (a) the economic characteristics and risks of the embedded derivatives are not closely related to the economic characteristics and risks of the host contract; (b) a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative; and (c) the hybrid or combined instrument is not recognized at FVPL.  These embedded derivatives are measured at fair value with gains or losses arising from changes in fair value recognized in our consolidated income statement.  Reassessment only occurs if there is a change in the terms of the contract that significantly modifies the cash flows that would otherwise be required.

Our financial assets at FVPL include listed and unlisted equity securities and portions of derivative financial assets as at December 31, 2017.  See Note 27 – Financial Assets and Liabilities.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments which are not quoted in an active market.  After initial measurement, such financial assets are carried at amortized cost using the EIR method less impairment.  This method uses an EIR that exactly discounts the estimated future cash payments or receipts over the expected life of the financial instrument or a shorter period, where appropriate, to the net carrying amount of the financial asset.  Gains and losses are recognized in our consolidated income statement when the loans and receivables are derecognized or impaired, as well as through the amortization process.  Interest earned is recorded in “Other income (expenses) – Interest income” in our consolidated income statement.  Assets in this category are included in the current assets except for those with maturities greater than 12 months after the end of the reporting period, which are classified as noncurrent assets.

Our loans and receivables include portions of investment in debt securities and other long-term investments, cash and cash equivalents, short-term investments, trade and other receivables, and portions of advances and other noncurrent assets as at December 31, 2017.  See Note 12 – Debt Instruments at Amortized Cost/ Investment in Debt Securities and Other Long-term Investments, Note 15 – Cash and Cash Equivalents, Note 16 – Trade and Other Receivables and Note 27 – Financial Assets and Liabilities.

HTM investments

Non-derivative financial assets with fixed or determinable payments and fixed maturities are classified as HTM when we have the positive intention and ability to hold it to maturity.  After initial measurement, HTM investments are measured at amortized cost using the EIR method.  Gains or losses are recognized in our consolidated income statement when the investments are derecognized or impaired, as well as through the amortization process.  Interest earned is recorded in “Other income (expenses) – Interest income” in our consolidated income statement.  Assets in this category are included in current assets except for those with maturities greater than 12 months after the end of the reporting period, which are classified as noncurrent assets.

Our HTM investments include portions of investment in debt securities and other long-term investments as at December 31, 2017.  See Note 12 – Debt Instruments at Amortized Cost/Investment in Debt Securities and Other Long-term Investments and Note 27 – Financial Assets and Liabilities.

Available-for-sale financial investments

Available-for-sale financial investments include equity investments and debt securities.  Equity investments classified as available-for-sale are those that are neither classified as held-for-trading nor designated at FVPL.  Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to liquidity requirements or in response to changes in the market conditions.

After initial measurement, available-for-sale financial investments are subsequently measured at fair value with unrealized gains or losses recognized in other comprehensive income in the “Net gains (losses) on available-for-sale financial investments – net of tax” account until the investment is derecognized, at which time the cumulative gain or loss recorded in other comprehensive income is recognized in our consolidated income statement; or the investment is determined to be impaired, at which time the cumulative loss recorded in other comprehensive income is recognized in “Other income (expense) – net”  in our consolidated income statement.  Available-for-sale investments in equity instruments that do not have a quoted price in an active market and whose fair value cannot be reliably measured shall be measured at cost.

Interest earned on holding available-for-sale financial investments are included under “Other income (expenses) – Interest income” using the EIR method in our consolidated income statement.  Dividends earned on holding available-for-sale equity investments are recognized in our consolidated income statement under “Other income (expenses) – net” when the right to receive payment has been established.  These financial assets are included under noncurrent assets unless we intend to dispose of the investment within 12 months from the end of the reporting period.

We evaluate whether the ability and intention to sell our available-for-sale financial investments in the near term is still appropriate.  When, in rare circumstances, we are unable to trade these financial investments due to inactive markets and management’s intention to do so significantly changes in the foreseeable future, we may elect to reclassify these financial investments.  Reclassification to loans and receivables is permitted when the financial investments meet the definition of loans and receivables and we have the intent and ability to hold these assets for the foreseeable future.  Reclassification to the HTM category is permitted only when the entity has the ability and intention to hold the financial investment to maturity accordingly.

For a financial investment reclassified from the available-for-sale category, the fair value at the date of reclassification becomes its new amortized cost and any previous gain or loss on the asset that has been recognized in other comprehensive income is amortized to profit or loss over the remaining life of the investment using the EIR method.  Any difference between the new amortized cost and the maturity amount is also amortized over the remaining life of the asset using the EIR method.  If the asset is subsequently determined to be impaired, then the amount recorded in other comprehensive income is reclassified to our consolidated income statement.

Our available-for-sale financial investments include listed and unlisted equity securities as at December 31, 2017.  See Note 11 – Financial Assets at FVPL/Available-for-Sale Financial Investments and Note 27 – Financial Assets and Liabilities.

Financial Liabilities

Initial recognition and measurement

Financial liabilities are classified as financial liabilities at FVPL, other financial liabilities or as derivatives designated as hedging instruments in an effective hedge, as appropriate.  We determine the classification of our financial liabilities at initial recognition.

Financial liabilities are recognized initially at fair value and, in the case of loans and borrowings, net of directly attributable transaction costs.

Subsequent measurement

The subsequent measurement of financial liabilities depends on their classification as described below:

Financial liabilities at FVPL

Financial liabilities at FVPL include financial liabilities held-for-trading and financial liabilities designated upon initial recognition as at FVPL.  Financial liabilities are classified as held-for-trading if they are acquired for the purpose of selling in the near term.  Derivative liabilities, including separated embedded derivatives are also classified as at FVPL unless they are designated as effective hedging instruments as defined by IAS 39.  Financial liabilities at FVPL are carried in our consolidated statement of financial position at fair value with gains or losses on liabilities held-for-trading recognized in our consolidated income statement under “Gains (losses) on derivative financial instruments – net” for derivative instruments and “Other income (expenses) – net” for non-derivative financial liabilities.

Financial liabilities may be designated at initial recognition as at FVPL if any of the following criteria are met: (i) the designation eliminates or significantly reduces the inconsistent treatment that would otherwise arise from measuring the liabilities or recognizing gains or losses on them on different bases; (ii) the liabilities are part of a group of financial liabilities which are managed and their performance are evaluated on a fair value basis, in accordance with a documented risk management strategy and information about the group of financial liabilities is provided internally on that basis to the entity’s key management personnel; or (iii) the financial liabilities contain an embedded derivative, unless the embedded derivative does not significantly modify the cash flows or it is clear, with little or no analysis, that it would not be separately recorded.

Our financial liabilities at FVPL include long-term principal only-currency swaps and interest rate swaps as at December 31, 2017.  See Note 27 – Financial Assets and Liabilities.

Other financial liabilities

After initial recognition, other financial liabilities are subsequently measured at amortized cost using the EIR method.

Gains and losses are recognized in our consolidated income statement when the liabilities are derecognized as well as through the EIR amortization process.  Amortized cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR.  The EIR amortization is included under “Other income (expense) – Financing costs” in our consolidated income statement.

Our other financial liabilities include interest-bearing financial liabilities, customers’ deposits, dividends payable, and accrual for long-term capital expenditures, accounts payable, and accrued expenses and other current liabilities (except for statutory payables) as at December 31, 2017.  See Note 20 – Interest-bearing Financial Liabilities, Note 21 – Deferred Credits and Other Noncurrent Liabilities, Note 22 – Accounts Payable and Note 23 – Accrued Expenses and Other Current Liabilities.

Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is reported in our consolidated statement of financial position if, and only if, there is a currently enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously.

Amortized cost of financial instruments

Amortized cost is computed using the EIR method less any allowance for impairment and principal repayment or reduction.  The calculation takes into account any premium or discount on acquisition and includes transaction costs and fees that are an integral part of the EIR.

“Day 1” difference

Where the transaction price in a non-active market is different from the fair value of other observable current market transactions in the same instrument or based on a valuation technique which variables include only data from observable market, we recognize the difference between the transaction price and fair value (a “Day 1” difference) in our consolidated income statement unless it qualifies for recognition as some other type of asset or liability.  In cases where data used are not observable, the difference between the transaction price and model value is only recognized in our consolidated income statement when the inputs become observable or when the instrument is derecognized.  For each transaction, we determine the appropriate method of recognizing the “Day 1” difference amount.

Impairment of Financial Assets

Impairment of Financial Assets

We assess at the end of each reporting period whether there is any objective evidence that a financial asset or a group of financial assets is impaired.  A financial asset or a group of financial assets is deemed to be impaired if, and only if, there is objective evidence of impairment as a result of one or more events that have occurred after the initial recognition of the asset (an incurred “loss event”) and that loss event has an impact on the estimated future cash flows of the financial asset or the group of financial assets that can be reliably estimated.  Evidence of impairment may include indications that the debtor or a group of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that the debtor will enter bankruptcy or other financial reorganization and where observable data indicate that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

Impairment of Trade and Other Receivables

Individual impairment

Retail subscribers

We recognize impairment losses for the whole amount of receivables from permanently disconnected wireless and fixed line subscribers.  Subscribers are permanently disconnected after a series of collection steps following nonpayment by postpaid subscribers.  Such permanent disconnection usually occurs within a predetermined period from the last statement date.

We also recognize impairment losses for accounts with extended credit arrangements or promissory notes.

Corporate subscribers

Receivables from corporate subscribers are provided with impairment losses when they are specifically identified as impaired.  Full allowance is generally provided for the whole amount of receivables from corporate accounts based on aging of individual account balances.  In making this assessment, we take into account normal payment cycle, payment history and status of the account.

Foreign administrations and domestic carriers

For receivables from foreign administration and domestic carriers, impairment losses are recognized when they are specifically identified as impaired regardless of the age of balances.  Full allowance is generally provided after quarterly review of the status of settlement with the carriers.  In making this assessment, we take into account normal payment cycle, counterparty carrier’s payment history and industry-observed settlement periods.

Dealers, agents and others

Similar to carrier accounts, we recognize impairment losses for the full amount of receivables from dealers, agents and other parties based on our specific assessment of individual balances based on age and payment habits, as applicable.

Collective impairment

Postpaid wireless and fixed line subscribers

We estimate impairment losses for temporarily disconnected accounts for both wireless and fixed line subscribers based on the historical trend of temporarily disconnected accounts which eventually become permanently disconnected.  Temporary disconnection is initiated after a series of collection activities is implemented, including the sending of a collection letter, call-out reminders and collection messages via text messaging.  Temporary disconnection generally happens 90 days after the due date of the unpaid balance.  If the account is not settled within 60 days from temporary disconnection, the account is permanently disconnected.

We recognize impairment losses on our postpaid wireless and fixed line subscribers through net flow-rate methodology which is derived from account-level monitoring of subscriber accounts between different age brackets, from current to 120 days past due.  The criterion adopted for making the allowance for doubtful accounts takes into consideration the calculation of the actual percentage of losses incurred on each range of accounts receivable.

Other subscribers

Receivables that have been assessed individually and found not to be impaired are then assessed collectively based on similar credit risk characteristics to determine whether provision should be made due to incurred loss events for which there is objective evidence but whose effects are not yet evident in the individual impairment assessment.  Retail subscribers are provided with collective impairment based on a certain percentage derived from historical data/statistics.

See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Estimating Allowance for Doubtful Accounts, Note 16 – Trade and Other Receivables and Note 27 – Financial Assets and Liabilities – Impairment Assessments for further disclosures relating to impairment of financial assets.

Financial assets at amortized cost

For financial assets at amortized cost, we first assess whether objective evidence of impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant.  If we determine that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, we include the asset in a group of financial assets with similar credit risk characteristics and collectively assess them for impairment.  Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognized are not included in a collective assessment of impairment.

If there is objective evidence that an impairment loss has been incurred, the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future ECL that have not yet been incurred).  The present value of the estimated future cash flows is discounted at the financial asset’s original EIR.  If a financial asset has a variable interest rate, the discount rate for measuring any impairment loss is the current EIR.

The carrying amount of the asset is reduced through the use of an allowance account and the amount of the loss is recognized under “Asset impairment” in our consolidated income statement.  Interest income continues to be accrued on the reduced carrying amount based on the original EIR of the asset.  The financial asset together with the associated allowance are written-off when there is no realistic prospect of future recovery and all collateral has been realized or has been transferred to us.  If, in a subsequent year, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognized, the previously recognized impairment loss is increased or reduced by adjusting the allowance account.  Any subsequent reversal of an impairment loss is recognized in our consolidated income statement, to the extent that the carrying value of the asset does not exceed its original amortized cost at the reversal date.  If a write-off is later recovered, the recovery is recognized in profit or loss.

Available-for-sale financial investments

For available-for-sale financial investments, we assess at each reporting date whether there is objective evidence that an investment or a group of investments is impaired.

In the case of equity investments classified as available-for-sale financial investments, objective evidence would include a significant or prolonged decline in the fair value of the investment below its cost.  The determination of what is “significant” or “prolonged” requires judgment.  We treat “significant” generally as decline of 20% or more below the original cost of investment, and “prolonged” as greater than 12 months assessed against the period in which the fair value has been below its original cost.  When a decline in the fair value of an available-for-sale financial investment has been recognized in other comprehensive income and there is objective evidence that the asset is impaired, the cumulative loss that had been recognized in other comprehensive income is reclassified to profit or loss as a reclassification adjustment even though the financial asset has not been derecognized.  The amount of the cumulative loss that is reclassified from other comprehensive income to profit or loss is the difference between the acquisition cost (net of any principal repayment and amortization) and the current fair value, less any impairment loss on that financial asset previously recognized in profit or loss.  If available-for-sale equity security is impaired, any further decline in the fair value at subsequent reporting date is recognized as impairment.  Therefore, at each reporting period, for an equity security that was determined to be impaired, additional impairments are recognized for the difference between fair value and the original cost, less any previously recognized impairment.  Impairment losses on equity investments are not reversed in profit or loss.  Subsequent increases in the fair value after impairment are recognized in other comprehensive income.

In the case of debt instruments classified as available-for-sale financial investments, impairment is assessed based on the same criteria as financial assets carried at amortized cost.  However, the amount recorded for impairment is the cumulative loss measured as the difference between the amortized cost and the current fair value, less any impairment loss on that investment previously recognized in our consolidated income statement.  Future interest income continues to be accrued based on the reduced carrying amount of the asset, using the rate of interest used to discount future cash flows for the purpose of measuring impairment loss.  Such accrual is recorded as part of “Other income (expense) – Interest income” in our consolidated income statement.  If, in a subsequent year, the fair value of a debt instrument increases and the increase can be objectively related to an event occurring after the impairment loss was recognized in our consolidated income statement, the impairment loss is reversed in profit or loss.

Derecognition of Financial Assets and Liabilities

Derecognition of Financial Assets and Liabilities

Financial assets

A financial asset (or where applicable as part of a financial asset or part of a group of similar financial assets) is primarily derecognized when: (1) the right to receive cash flows from the asset has expired; or (2) we have transferred the right to receive cash flows from the asset or have assumed an obligation to pay the received cash flows in full without material delay to a third party under a “pass-through” arrangement; and either: (a) we have transferred substantially all the risks and rewards of the asset; or (b) we have neither transferred nor retained substantially all the risks and rewards of the asset, but have transferred control of the asset.

When we have transferred the right to receive cash flows from an asset or have entered into a “pass-through” arrangement and have neither transferred nor retained substantially all the risks and rewards of the asset nor transferred control of the asset, a new asset is recognized to the extent of our continuing involvement in the asset.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that we could be required to repay.

When continuing involvement takes the form of a written and/or purchased option (including a cash-settled option or similar provision) on the transferred asset, the extent of our continuing involvement is the amount of the transferred asset that we may repurchase, except that in the case of a written put option (including a cash-settled option or similar provision) on an asset measured at fair value, the extent of our continuing involvement is limited to the lower of the fair value of the transferred asset and the option exercise price.

Financial liabilities

A financial liability is derecognized when the obligation under the liability is discharged or cancelled or has expired.

When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and the recognition of a new liability, and the difference in the carrying amount of a financial liability extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in profit or loss.

The financial liability is also derecognized when equity instruments are issued to extinguish all or part of the financial liability.  The equity instruments issued are recognized at fair value if it can be reliably measured, otherwise, it is recognized at the fair value of the financial liability extinguished. Any difference between the fair value of the equity instruments issued and the carrying value of the financial liability extinguished is recognized in profit or loss.

Derivative Financial Instruments and Hedge Accounting

Derivative Financial Instruments and Hedge Accounting

Initial recognition and subsequent measurement

We use derivative financial instruments, such as long-term currency swaps, foreign currency options, forward currency contracts and interest rate swaps to hedge our risks associated with foreign currency fluctuations and interest rates.  Such derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value.  Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

The fair value of forward currency contracts is calculated by reference to current forward exchange rates for contracts with similar maturity profiles.  The fair value of long-term currency swaps, foreign currency options, forward currency contracts and interest rate swap contracts is determined using applicable valuation techniques.  See Note 27 – Financial Assets and Liabilities.

Any gains or losses arising from changes in fair value on derivatives during the period that do not qualify for hedge accounting are taken directly to the “Other income (expense) – Gains (losses) on derivative financial instruments – net” in our consolidated income statement.

For the purpose of hedge accounting, hedges are classified as: (1) fair value hedges when hedging the exposure to changes in the fair value of a recognized financial asset or liability or an unrecognized firm commitment (except for foreign currency risk); or (2) cash flow hedges when hedging exposure to variability in cash flows that is either attributable to a particular risk associated with a recognized financial asset or liability, a highly probable forecast transaction or the foreign currency risk in an unrecognized firm commitment; or (3) hedges of a net investment in a foreign operation.

At the inception of a hedge relationship, we formally designate and document the hedge relationship to which we wish to apply hedge accounting and the risk management objective and strategy for undertaking the hedge.  The documentation includes identification of the hedging instrument, the hedged item or transaction, the nature of the risk being hedged and how we will assess the hedging instrument’s effectiveness in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk.  Such hedges are expected to be highly effective in achieving offsetting changes in fair value or cash flows and are assessed on an on-going basis to determine that they actually have been highly effective throughout the financial reporting periods for which they are designated.  In a situation when that hedged item is a forecast transaction, we assess whether the transaction is highly probable and presents an exposure to variations in cash flows that could ultimately affect our consolidated income statement.

Hedges which meet the criteria for hedge accounting are accounted for as follows:

Fair value hedges

The change in the fair value of a hedging instrument is recognized in our consolidated income statement as financing cost.  The change in the fair value of the hedged item attributable to the risk hedged is recorded as part of the carrying value of the hedged item and is also recognized in our consolidated income statement.

For fair value hedges relating to items carried at amortized cost, any adjustment to carrying value is amortized through profit or loss over the remaining term of the hedge using the EIR method.  EIR amortization may begin as soon as adjustment exists and no later than when the hedged item ceases to be adjusted for changes in its fair value attributable to the risk being hedged.

If the hedged item is derecognized, the unamortized fair value is recognized immediately in our consolidated income statement.

When an unrecognized firm commitment is designated as a hedged item, the subsequent cumulative change in the fair value of the firm commitment attributable to the hedged risk is recognized as an asset or liability with a corresponding gain or loss recognized in our consolidated income statement.

Cash flow hedges

The effective portion of the gain or loss on the hedging instrument is recognized in other comprehensive income, while any ineffective portion is recognized immediately in our consolidated income statement.  See Note 27 – Financial Assets and Liabilities for more details.

Amounts taken to other comprehensive income are transferred to our consolidated income statement when the hedged transaction affects our consolidated income statement, such as when the hedged financial income or financial expense is recognized or when a forecast transaction occurs.  Where the hedged item is the cost of a non-financial asset or non-financial liability, the amounts taken to other comprehensive income are transferred to the initial carrying amount of the non-financial asset or liability.

If the forecast transaction or firm commitment is no longer expected to occur, amounts previously recognized in other comprehensive income are transferred to our consolidated income statement.  If the hedging instrument expires or is sold, terminated or exercised without replacement or rollover, or if its designation as a hedge is revoked, amounts previously recognized in other comprehensive income remain in other comprehensive income until the forecast transaction or firm commitment occurs.

We use an interest rate swap agreement to hedge our interest rate exposure and a long-term principal only-currency swap agreement to hedge our foreign exchange exposure on certain outstanding loan balances.  See Note 27 – Financial Assets and Liabilities.

Current versus noncurrent classification

Derivative instruments that are not designated as effective hedging instruments are classified as current or noncurrent or separated into a current and noncurrent portion based on an assessment of the facts and circumstances (i.e., the underlying contracted cash flows).

Where we expect to hold a derivative as an economic hedge (and does not apply hedge accounting) for a period beyond 12 months after the reporting date, the derivative is classified as noncurrent (or separated into current and noncurrent portions) consistent with the classification of the underlying item.

Embedded derivatives that are not closely related to the host contract are classified consistent with the cash flows of the host contract.

Derivative instruments that are designated as effective hedging instruments are classified consistently with the classification of the underlying hedged item.  The derivative instrument is separated into a current portion and a noncurrent portion only if a reliable allocation can be made.

We recognize transfers into and transfers out of fair value hierarchy levels as at the date of the event or change in circumstances that caused the transfer.

Property and Equipment

Property and Equipment

Property and equipment, except for land, is stated at cost less accumulated depreciation and amortization and any accumulated impairment losses.  Land is stated at cost less any impairment in value.  The initial cost of property and equipment comprises its purchase price, including import duties and non-refundable purchase taxes and any directly attributable costs of bringing the property and equipment to its working condition and location for its intended use.  Such cost includes the cost of replacing component parts of the property and equipment when the cost is incurred, if the recognition criteria are met.  When significant parts of property and equipment are required to be replaced at intervals, we recognize such parts as individual assets with specific useful lives and depreciate them accordingly.  Likewise, when a major inspection is performed, its cost is recognized in the carrying amount of the property and equipment as a replacement if the recognition criteria are satisfied.  All other repairs and maintenance costs are recognized as expense as incurred.  The present value of the expected cost for the decommissioning of the asset after use is included in the cost of the asset if the recognition criteria for a provision are met.

Depreciation and amortization commence once the property and equipment are available for their intended use and are calculated on a straight-line basis over the estimated useful lives of the assets.  The estimated useful lives used in depreciating our property and equipment are disclosed in Note 9 – Property and Equipment.

The residual values, estimated useful lives, and methods of depreciation and amortization are reviewed at least at each financial year-end and adjusted prospectively, if appropriate.

An item of property and equipment and any significant part initially recognized are derecognized upon disposal or when no future economic benefits are expected from its use or disposal.  Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in profit or loss when the asset is derecognized.

Property under construction is stated at cost less any impairment in value.  This includes cost of construction, plant and equipment, capitalizable borrowing costs and other direct costs associated to construction.  Property under construction is not depreciated until such time that the relevant assets are completed and available for its intended use.

Property under construction is transferred to the related property and equipment when the construction or installation and related activities necessary to prepare the property and equipment for their intended use have been completed, and the property and equipment are ready for operational use.

Borrowing Costs

Borrowing Costs

Borrowing costs are capitalized if they are directly attributable to the acquisition, construction or production of a qualifying asset.  Qualifying assets are assets that necessarily take a substantial period of time to get ready for their intended use or sale.  Capitalization of borrowing costs commences when the activities to prepare the asset for its intended use or sale are in progress and the expenditures and borrowing costs are incurred.  Borrowing costs are capitalized until the assets are substantially completed for their intended use or sale.

All other borrowing costs are expensed as incurred.  Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.

Asset Retirement Obligations

Asset Retirement Obligations

We are legally required under various lease agreements to dismantle the installation in leased sites and restore such sites to their original condition at the end of the lease contract term.  We recognize the liability measured at the present value of the estimated costs of these obligations and capitalize such costs as part of the balance of the related item of property and equipment.  The amount of asset retirement obligations is accreted and such accretion is recognized as interest expense.  See Note 9 – Property and Equipment and Note 21 – Deferred Credits and Other Noncurrent Liabilities.

Investment Properties

Investment Properties

Investment properties are initially measured at cost, including transaction costs.  Subsequent to initial recognition, investment properties are stated at fair value, which reflects market conditions at the reporting date.  Gains or losses arising from changes in the fair values of investment properties are included in our consolidated income statement in the period in which they arise, including the corresponding tax effect.  Fair values are determined based on an amount evaluation performed by a Philippine SEC accredited external independent valuer applying a valuation model recommended by the International Valuation Standards Committee.

Investment properties are derecognized when they are disposed of or when they are permanently withdrawn from use and no future economic benefit is expected from their disposal.  Any gain or loss on the retirement or disposal of an investment property is recognized in our consolidated income statement in the year of retirement or disposal.

Transfers are made to or from investment property only when there is a change in use.  For a transfer from investment property to owner-occupied property, the deemed cost for subsequent accounting is the fair value at the date of change in use.  If owner-occupied property becomes an investment property, we account for such property in accordance with the policy stated under property and equipment up to the date of change in use.  The difference between the carrying amount of the owner-occupied property and its fair value at the date of change is accounted for as revaluation increment recognized in other comprehensive income.  On subsequent disposal of the investment property, the revaluation increment recognized in other comprehensive income is transferred to retained earnings.

No assets held under operating lease have been classified as investment properties.

Intangible Assets

Intangible Assets

Intangible assets acquired separately are measured at cost on initial recognition.  The cost of intangible assets acquired from business combinations is initially recognized at fair value on the date of acquisition.  Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.  The useful lives of intangible assets are assessed at the individual asset level as either finite or indefinite.

Intangible assets with finite lives are amortized over the economic useful life using the straight-line method and assessed for impairment whenever there is an indication that the intangible assets may be impaired.  At the minimum, the amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at each financial year-end.  Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are accounted for by changing the amortization period or method, as appropriate, and treated as changes in accounting estimates.  The amortization expense on intangible assets with finite lives is recognized in our consolidated income statement.

Intangible assets with indefinite useful lives are not amortized but are tested for impairment annually either individually or at the CGU level.  The useful life of an intangible asset with an indefinite life is reviewed annually to determine whether the indefinite life assessment continues to be supportable.  If not, the change in the useful life assessment from indefinite to finite is made on a prospective basis.

The estimated useful lives used in amortizing our intangible assets are disclosed in Note 14 – Goodwill and Intangible Assets.

Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in our consolidated income statement when the asset is derecognized.

Internally generated intangibles are not capitalized, and the related expenditures are charged against operations in the period in which the expenditures are incurred.

Inventories and Supplies

Inventories and Supplies

Inventories and supplies, which include cellular and landline phone units, materials, spare parts, terminal units and accessories, are valued at the lower of cost and net realizable value.

Costs incurred in bringing inventories and supplies to its present location and condition are accounted for using the weighted average cost method.  Net realizable value is determined by either estimating the selling price in the ordinary course of business, less the estimated cost to sell or determining the prevailing replacement costs.

Impairment of Non-Financial Assets

Impairment of Non-Financial Assets

We assess at each reporting period whether there is an indication that an asset may be impaired.  If any indication exists, or when the annual impairment testing for an asset is required, we make an estimate of the asset’s recoverable amount.  An asset’s recoverable amount is the higher of an asset’s or CGU’s fair value less costs of disposal and its value in use, or VIU.  The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent from those of other assets or groups of assets.  When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount.

In assessing the VIU, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.  In determining the fair value less costs of disposal, recent market transactions are taken into account.  If no such transactions can be identified, an appropriate valuation model is used.  Impairment losses are recognized in our consolidated income statement.

For assets, excluding goodwill, an assessment is made at each reporting date to determine whether there is an indication that previously recognized impairment losses no longer exist or have decreased.  If such indication exists, we make an estimate of the recoverable amount.  A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized.  If this is the case, the carrying amount of the asset is increased to its recoverable amount.  The increased amount cannot exceed the carrying amount that would have been determined, net of depreciation and amortization, had no impairment loss been recognized for the asset in prior years.  Such reversal is recognized in our consolidated income statement.  After such reversal, the depreciation and amortization charges are adjusted in future years to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining economic useful life.

The following assets have specific characteristics for impairment testing:

Property and equipment and intangible assets with definite useful lives

For property and equipment, we also assess for impairment on the basis of impairment indicators such as evidence of internal obsolescence or physical damage.  For intangible assets with definite useful lives, we assess for impairment whenever there is an indication that the intangible assets may be impaired.  See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of non-financial assets, Note 9 – Property and Equipment and Note 14 – Goodwill and Intangible Assets for further disclosures relating to impairment of non-financial assets.

Investments in associates and joint ventures

We determine at the end of each reporting period whether there is any objective evidence that our investments in associates and joint ventures are impaired.  If this is the case, the amount of impairment is calculated as the difference between the recoverable amount of the investments in associates and joint ventures, and its carrying amount.  The amount of impairment loss is recognized in our consolidated income statement.  See Note 10 – Investments in Associates and Joint Ventures for further disclosures relating to impairment of non-financial assets.

Goodwill

Goodwill is tested for impairment annually as at December 31 and when circumstances indicate that the carrying value may be impaired.  Impairment is determined for goodwill by assessing the recoverable amount of each CGU, or group of CGUs, to which the goodwill relates.  When the recoverable amount of the CGU, or group of CGUs, is less than the carrying amount of the CGU, or group of CGUs, to which goodwill has been allocated, an impairment loss is recognized.  Impairment losses relating to goodwill cannot be reversed in future periods.

See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of non-financial assets and Note 14 – Goodwill and Intangible Assets – Impairment testing of goodwill and intangible assets with indefinite useful life for further disclosures relating to impairment of non-financial assets.

Intangible asset with indefinite useful life

Intangible asset with indefinite useful life is not amortized but is tested for impairment annually either individually or at the CGU level, as appropriate.  We calculate the amount of impairment as being the difference between the recoverable amount of the intangible asset or the CGU, and its carrying amount and recognize the amount of impairment in our consolidated income statement.  Impairment losses relating to intangible assets can be reversed in future periods.

See Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Impairment of non-financial assets and Note 14 – Goodwill and Intangible Assets – Impairment testing of goodwill and intangible assets with indefinite useful life for further disclosures relating to impairment of non-financial assets.

Investment in Debt Securities

Investment in Debt Securities

Investment in debt securities consists of time deposits and government securities which are carried at amortized cost using the EIR method.  Interest earned from these securities is recognized under “Other income (expenses) – Interest income” in our consolidated income statement.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash includes cash on hand and in banks.  Cash equivalents, which include temporary cash investments, are short-term, highly liquid investments that are readily convertible to known amounts of cash with original maturities of three months or less from the date of acquisition, and for which there is an insignificant risk of change in value.

Short-term Investments	Short-term Investments Short-term investments are money market placements, which are highly liquid with maturities of more than three months but less than one year from the date of acquisition.
Fair Value Measurement

Fair Value Measurement

We measure financial instruments such as derivatives, available-for-sale financial investments and certain short-term investments and non-financial assets such as investment properties, at fair value at each reporting date.  The fair values of financial instruments measured at amortized cost are disclosed in Note 27 – Financial Assets and Liabilities.  The fair values of investment properties are disclosed in Note 13 – Investment Properties.

Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either: (i) in the principal market for the asset or liability; or (ii) in the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible to us.

The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

We use valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs.

All assets and liabilities for which fair value is measured or disclosed in our consolidated financial statements are categorized within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole: (i) Level 1 - Quoted (unadjusted) market prices in active markets for identical assets or liabilities; (ii) Level 2 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable; and (iii) Level 3 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.

For assets and liabilities that are recognized in our consolidated financial statements on a recurring basis, we determine whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

We determine the policies and procedures for both recurring fair value measurement, such as investment properties and unquoted available-for-sale financial assets, and for non-recurring measurement, such as assets held for distribution in discontinued operation.

External valuers are involved for valuation of significant assets, such as certain short-term investments and investment properties.  Involvement of external valuers is decided upon annually.  Selection criteria include market knowledge, reputation, independence and whether professional standards are maintained. At each reporting date, we analyze the movements in the values of assets and liabilities which are required to be re-measured or re-assessed as per our accounting policies.  For this analysis, we verify the major inputs applied in the latest valuation by agreeing the information in the valuation computation to contracts and other relevant documents.

We, in conjunction with our external valuers, also compare the changes in the fair value of each asset and liability with relevant external sources to determine whether the change is reasonable.  This includes a discussion of the major assumptions used in the valuations.  For the purpose of fair value disclosures, we have determined classes of assets and liabilities on the basis of the nature, characteristics and risks of the asset or liability and the level of the fair value hierarchy as explained above.

Revenue

Revenue

Beginning January 1, 2018

Revenue from contracts with customers

Revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration which we expect to be entitled to in exchange for those goods or services.  IFRS 15 prescribes a five-step model to be followed in the recognition of revenue, wherein we take into consideration the performance obligations which we need to perform in the agreements we have entered into with our customers.  Revenue is measured by allocating the transaction price, which includes variable considerations, to each performance obligation on a relative stand-alone selling price basis, taking into account contractually defined terms of payment and excluding value-added tax, or VAT, or overseas communication tax, or OCT, where applicable.  Transaction prices are adjusted for the effects of a significant component if we expect, at contract inception, that the period between the transfer of the promised goods or services to the customer and when the customer pays for that good or service will be more than one year.

When allocating the total contract transaction price to identified performance obligations, a portion of the total transaction price may relate to service performance obligations which were not satisfied or are partially satisfied as of end of the reporting period.  In determining the transaction price allocated, we do not include nonrecurring charges and estimates for usage, nor do we consider arrangements with an original expected duration of one year or less.

Remaining performance obligations are associated with our wireless and fixed line subscription contracts.  As at December 31, 2018, excluding the performance obligations for contracts with original expected duration of less than one year, the aggregate amount of the transaction price allocated to remaining performance obligations was Php30,753 million, of which we expect to recognize approximately 63% in 2019 and 37% over the next two years.

When determining our performance obligations, we assess our revenue arrangements against specific criteria to determine if we are acting as principal or agent.  We consider both the legal form and the substance of our agreement, to determine each party’s respective roles in the agreement.  We are acting as a principal when we have control over the specified goods or services before transferring or rendering those to customers.  We are a principal and record revenue on a gross basis if it controls the promised goods or services before transferring them to the customer.  However, if our role is only to arrange for another entity to provide the goods or services, then we are an agent and will need to record revenue at the net amount that it retains for its agency services.

The disclosures of significant accounting judgments, estimates and assumptions relating to revenue from contracts with customers are provided in Note 3.

Our revenues are principally derived from providing the following telecommunications services: cellular voice and data services in the wireless business; and local exchange, international and national long distance, data and other network, and information and communications services in the fixed line business.

Services may be rendered separately or bundled with goods or other services.  The specific recognition criteria are as follows:

i.	Single Performance Obligation (POB) Contracts

Postpaid service arrangements include fixed monthly charges (including excess of consumable fixed monthly service fees) generated from cellular voice, short messaging services, or SMS, and data services through the postpaid plans of Smart, Sun Cellular and Infinity brands, from local exchange services primarily through landline and related services, and from fixed line and other network services primarily through broadband and leased line services, which we recognize on a straight-line basis over the customer’s subscription period.  Services provided to postpaid subscribers are billed throughout the month according to the billing cycles of subscribers.  Services availed by subscribers in addition to these fixed fee arrangements are charged separately at their stand-alone selling prices and recognized as the additional service is provided or as availed by the subscribers.

Our prepaid service revenues arise from the usage of airtime load from channels and prepaid cards provided by Smart, Sun Cellular, TNT, SmartBro and Sun Broadbrand brands.  Proceeds from over-the-air reloading channels and prepaid cards are initially recognized as contract liability and realized upon actual usage of the airtime value for voice, SMS, mobile data and other VAS, prepaid unlimited and bucket-priced SMS and call subscriptions, net of bonus credits from load packages purchased, such as free additional call minutes, SMS, data allocation or airtime load, or upon expiration, whichever comes earlier.

We also consider recognizing revenue from the expected breakage or expiry of airtime load in proportion to the pattern of rights exercised by the customer if it expects to be entitled to that breakage amount.  If we do not expect to be entitled to a breakage amount based on historical experience with the customers, then we recognize the expected breakage amount as revenue when the likelihood of the prepaid customer exercising its remaining rights becomes remote.

Interconnection fees and charges arising from the actual usage of airtime value or subscriptions are recorded as incurred.

Revenue from international and national long-distance calls carried via our network is generally based on rates which vary with distance and type of service (direct dial or operator-assisted, paid or collect, etc.).  Revenue from both wireless and fixed line long distance calls is recognized as the service is provided.  In general, non-refundable upfront fees, such as activation fees, that do not relate to the transfer of a promised good or service, are deferred and recognized as revenue throughout the estimated average length of the customer relationship, and the related incremental costs incurred are similarly deferred and recognized as expense over the same period, if such costs generate or enhance resources of the entity and are expected to be recovered.

Installation fees for voice services are considered as a single performance obligation together with monthly service fees, recognized over the customer subscription period since the subscriber cannot benefit from the installation services on its own or together with other resources that are readily available to the subscriber.  Installation fees for data services are also not capable of being distinct from the sale of modem since the subscriber obtains benefit from the combined output of the installation services and the device, and is recognized upon delivery of the modem and performance of modem installation.  The related incremental costs are recognized in the same manner in our consolidated income statements, if such costs are expected to be recovered.

ii.	Bundled Contracts

In revenue arrangements, which involve bundled sales of mobile devices and accessories (non-service component), and telecommunication services (service component), the total transaction price is allocated based on the relative stand-alone selling prices of each distinct performance obligation.  Stand-alone selling price is the price at which we sell the good or service separately to a customer.  However, if goods or services are not currently offered separately, we use the adjusted market or cost-plus margin method to determine the stand-alone selling price to be used in the transaction price allocation.  We adjust the transaction price for the effects of the time value of money if the timing of the payment and delivery of goods or services do not coincide, effects of which are considered as containing a significant financing component.

Revenues from the sale of non-service component are recognized at the point in time when the goods are delivered while revenues from telecommunication services component are recognized over on a straight-line basis over the contract period when the services are provided to subscribers.

Significant Financing Component

The non-service component included in contracts with customers have significant financing component considering the period between the customer’s payment of the price of the mobile device and time of the transfer of control over the mobile device, which is more than one year.

The transaction price for such contracts is determined by discounting the amount of promised consideration using the appropriate discount rate. We concluded that there is a significant financing component for those contracts where the customer elects to pay in arrears considering the length of time between the customer’s payment and the transfer of mobile device to the customer, as well as the prevailing interest rates in the market adjusted with customer credit spread.

Customer Loyalty Program

We operate customer engagement and loyalty programs which allows customers to accumulate points when postpaid customers pay their bills on time and in full, purchase products or services, and load or top-up for prepaid customers once registered to the program.  Customers may avail of the “MVP Rewards Card” for free, powered by PayMaya, which allows for instant conversion of points into the PayMaya wallet of the customer that can be used for all purchases transacted using the “MVP Rewards Card”.  The new customer loyalty program is not treated as separate performance obligation but as a reduction of revenue when earned.

iii.	International and Domestic Long Distance Contracts

Interconnection revenues for call termination, call transit and network usages are recognized in the period in which the traffic occurs.  Revenues related to local, long distance, network-to-network, roaming and international call connection services are recognized when the call is placed, or connection is provided, and the equivalent amounts charged to us by other carriers are recorded under interconnection costs in our consolidated income statement.  Inbound revenue and outbound charges are based on agreed transit and termination rates with other foreign and local carriers.

Variable consideration

We assessed that a variable consideration exists in certain interconnection agreements where there is a monthly aggregation period and the rates applied for the total monthly traffic will depend on the total traffic for the month.  We also consider whether contracts with carriers contain volume commitment or tiering arrangement whereby the rate being charged will change upon meeting certain volume of traffic.  We estimate the amount of variable consideration to which we are entitled and include in the transaction price some or all of an amount of variable consideration estimated arising from these agreements, unless the impact is not material.

iv.	Others

Revenues from VAS include MMS, downloading and streaming of content, applications and other digital services and infotext services which are only arranged for by us on behalf of third-party content providers.  The amount of revenue recognized is net of content provider’s share in revenue.  Revenue is recognized upon service availment.  We act as an agent for certain VAS arrangements.

Revenue from server hosting, co-location services and customer support services are recognized at point in time as the services are performed.

Contract balances

Contract assets

A contract asset is the right to consideration in exchange for goods or services transferred to the customer.  If we perform by transferring goods or services to a customer before the customer pays consideration or before payment is due, a contract asset is recognized for the earned consideration that is conditional.  Contract assets are reclassified to trade receivables when billed.

Trade receivables

A receivable represents our right to an amount of consideration that is unconditional (i.e., only the passage of time is required before payment of the consideration is due).

Contract liabilities and unearned revenues

A contract liability is the obligation to transfer goods or services to a customer for which we have received consideration (or an amount of consideration is due) from the customer. If a customer pays consideration before we transfer goods or services to the customer, a contract liability is recognized when the payment is made or the payment is due (whichever is earlier).  Contract liabilities and unearned revenues are recognized as revenue when we perform under the contract.

Incremental costs to obtain contracts

We often give commissions and incentives to sales agent for meeting certain quota on new connect based on volume of new connections and corresponding value of plans contracted. These costs are incremental costs to obtain as we would have not incurred these if the contract had not been obtained.  These are capitalized as an asset if these are expected to be recovered.  Any capitalized incremental costs to obtain would be amortized and recognized as expense over customer subscription period.

Interest income

Interest income is recognized as it accrues on a time proportion basis taking into account the principal amount outstanding and the EIR.

Dividend income

Revenue is recognized when our right to receive the payment is identified.

Prior to January 1, 2018

Revenue Recognition

Revenue is recognized to the extent that it is probable that the economic benefits will flow to us and the revenue can be reliably measured, regardless of when the payment is received.  Revenue is measured at the fair value of the consideration received or receivable, taking into account contractually defined terms of payment and excluding value-added tax, or VAT, or overseas communication tax, or OCT, where applicable.  When deciding the most appropriate basis for presenting revenue and cost of revenue, we assess our revenue arrangements against specific criteria to determine if we are acting as principal or agent.  We consider both the legal form and the substance of our agreement, to determine each party’s respective roles in the agreement.  We are acting as a principal when we have the significant risks and rewards associated with the rendering of telecommunication services.  When our role in a transaction is that of principal, revenue is presented on a gross basis, otherwise, revenue is presented on a net basis.

Service revenues from continuing operations

Our revenues are principally derived from providing the following telecommunications services: cellular voice and data services in the wireless business; and local exchange, international and national long distance, data and other network, and information and communications services in the fixed line business.  When determining the amount of revenue to be recognized in any period, the overriding principle followed is to match the revenue with the provision of service.  Services may be rendered separately or bundled with goods or other services.  The specific recognition criteria are as follows:

Subscribers

We provide telephone, cellular and data communication services under prepaid and postpaid payment arrangements as follows:

Postpaid service arrangements include fixed monthly charges (including excess of consumable fixed monthly service fees) generated from voice, short messaging services, or SMS, and data services through the postpaid plans of Smart and Sun, from cellular and local exchange services primarily through wireless, landline and related services, and from data and other network services primarily through broadband and leased line services, which we recognize on a straight-line basis over the customer’s subscription period.  Services provided to postpaid subscribers are billed throughout the month according to the billing cycles of subscribers.  Services availed by subscribers in addition to these fixed fee arrangements are charged separately and recognized as the additional service is provided or as availed by the subscribers.

Our prepaid service revenues arise from the usage of airtime load from channels and prepaid cards provided by Smart, TNT, SmartBro and Sun Broadband brands.  Proceeds from over-the-air reloading channels and prepaid cards are initially recognized as unearned revenue and realized upon actual usage of the airtime value (i.e., the pre-loaded airtime value of subscriber identification module, or SIM, cards and subsequent top-ups) for voice, SMS, multimedia messaging services, or MMS, content downloading (inclusive of browsing), infotext services and prepaid unlimited and bucket-priced SMS and call subscriptions, net of free SMS allocation and bonus credits (load package purchased, i.e., free additional SMS or minute calls or Peso credits), or upon expiration of the usage period, whichever comes earlier.  Interconnection fees and charges arising from the actual usage of airtime value or subscriptions are recorded as incurred.

Revenue from international and national long-distance calls carried via our network is generally based on rates which vary with distance and type of service (direct dial or operator-assisted, paid or collect, etc.).  Revenue from both wireless and fixed line long distance calls is recognized as the service is provided.

Non-recurring upfront fees such as activation fees charged to subscribers for connection to our network are deferred and are recognized as revenue throughout the estimated average length of customer relationship.  The related incremental costs are similarly deferred and recognized over the same period in our consolidated income statement.

Connecting carriers

Interconnection revenues for call termination, call transit and network usages are recognized in the period in which the traffic occurs.  Revenues related to local, long distance, network-to-network, roaming and international call connection services are recognized when the call is placed, or connection is provided, and the equivalent amounts charged to us by other carriers are recorded under interconnection costs in our consolidated income statement.  Inbound revenue and outbound charges are based on agreed transit and termination rates with other foreign and local carriers.

Value-Added Services, or VAS

Revenues from VAS include MMS, downloading and streaming of content, applications and other digital services and infotext services.  The amount of revenue recognized is net of payout to content provider’s share in revenue.  Revenue is recognized upon service availment.

Incentives

We operate customer loyalty programmes in our wireless business which allows customers to accumulate points when they purchase services or prepaid credits from us.  The points can then be redeemed for free services and discounts, subject to a minimum number of points being obtained.  Consideration received is allocated between the services and prepaid credits sold and the points issued, with the consideration allocated to the points equal to their value.  The fair value of the points issued is deferred and recognized as revenue when the points are redeemed.

Product-based incentives provided to retailers and customers as part of a transaction are accounted for as multiple element arrangements and recognized when earned.

Multiple-deliverable arrangements

In revenue arrangements, which involve bundled sales of mobile devices, SIM cards/packs and accessories (non-service component) and telecommunication services (service component), the total arrangement consideration is allocated to each component based on their relative fair value to reflect the substance of the transaction.  Revenue from the sale of non-service component are recognized when the goods are delivered while revenues from telecommunication services component are recognized when the services are provided to subscribers.  When fair value is not directly observable, the total consideration is allocated using residual method.

Other services

Revenue from server hosting, co-location services and customer support services are recognized as the service are performed.

Non-service revenues

Revenues from handset and equipment sales are recognized when the significant risks and rewards of ownership of the goods have passed to the buyer, usually on delivery of the goods.  The related cost or net realizable value of handsets or equipment, sold to customers is presented as “Cost of sales” in our consolidated income statement.

Interest income

Interest income is recognized as it accrues on a time proportion basis taking into account the principal amount outstanding and the EIR.

Dividend income

Revenue is recognized when our right to receive the payment is established.

Expenses	Expenses Expenses are recognized as incurred.
Provisions

Provisions

We recognize a provision when we have a present obligation, legal or constructive, as a result of a past event, and when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.  When we expect some or all of a provision to be reimbursed, the reimbursement is recognized as a separate asset, but only when the reimbursement is virtually certain to be received if the entity settles the obligation.  The expense relating to any provision is presented in our consolidated income statement, net of any reimbursements.  If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability.  Where discounting is used, the increase in the provision due to the passage of time is recognized as interest expense in our consolidated income statement.

Retirement Benefits

Retirement Benefits

PLDT and certain of its subsidiaries are covered under R.A. 7641 otherwise known as “The Philippine Retirement Law”.

Defined benefit pension plans

PLDT has separate and distinct retirement plans for itself and majority of its Philippine-based operating subsidiaries, administered by the respective Funds’ Trustees, covering permanent employees.  Retirement costs are separately determined using the projected unit credit method.  This method reflects services rendered by employees to the date of valuation and incorporates assumptions concerning employees’ projected salaries.

Retirement costs consist of the following:

•	Service cost;
•	Net interest on the net defined benefit asset or obligation; and
•	Remeasurements of net defined benefit asset or obligation.

Service cost (which includes current service costs, past service costs and gains or losses on curtailments and non-routine settlements) is recognized as part of “Selling, general and administrative expenses – Compensation and employee benefits” account in our consolidated income statement.  These amounts are calculated periodically by an independent qualified actuary.

Net interest on the net defined benefit asset or obligation is the change during the period in the net defined benefit asset or obligation that arises from the passage of time which is determined by applying the discount rate based on the government bonds to the net defined benefit asset or obligation.  Net defined benefit asset is recognized as part of advances and other noncurrent assets and net defined benefit obligation is recognized as part of pension and other employee benefits in our consolidated statement of financial position.

Remeasurements, comprising actuarial gains and losses, return on plan assets and any change in the effect of the asset ceiling (excluding net interest on defined benefit obligation) are recognized immediately in other comprehensive income in the period in which they occur.  Remeasurements are not classified to profit or loss in subsequent periods.

The net defined benefit asset or obligation comprises the present value of the defined benefit obligation (using a discount rate based on government bonds, as explained in Note 3 – Management’s Use of Accounting Judgments, Estimates and Assumptions – Estimating pension benefit costs and other employee benefits), net of the fair value of plan assets out of which the obligations are to be settled directly.  Plan assets are assets held by a long-term employee benefit fund or qualifying insurance policies and are not available to our creditors nor can they be paid directly to us.  Fair value is based on market price information and in the case of quoted securities, the published bid price and in the case of unquoted securities, the discounted cash flow using the income approach.  The value of any defined benefit asset recognized is restricted to the asset ceiling which is the present value of any economic benefits available in the form of refunds from the plan or reductions in the future contributions to the plan.  See Note 25 – Employee Benefits – Defined Benefit Pension Plans for more details.

Defined contribution plans

Smart and certain of its subsidiaries maintain a defined contribution plan that covers all regular full-time employees under which it pays fixed contributions based on the employees’ monthly salaries and provides for qualified employees to receive a defined benefit minimum guarantee.  The defined benefit minimum guarantee is equivalent to a certain percentage of the monthly salary payable to an employee at normal retirement age with the required credited years of service based on the provisions of R.A. 7641.

Accordingly, Smart and certain of its subsidiaries account for their retirement obligation under the higher of the defined benefit obligation related to the minimum guarantee and the obligation arising from the defined contribution plan.

For the defined benefit minimum guarantee plan, the liability is determined based on the present value of the excess of the projected defined benefit obligation over the projected defined contribution obligation at the end of the reporting period.  The defined benefit obligation is calculated annually by a qualified independent actuary using the projected unit credit method.  Smart and certain of its subsidiaries determines the net interest expense (income) on the net defined benefit liability (asset) for the period by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period to the then net defined benefit liability (asset), taking into account any changes in the net defined benefit liability (asset) during the period as a result of contributions and benefit payments.  Net interest expense (income) and other expenses (income) related to the defined benefit plan are recognized in our profit or loss.

The defined contribution liability, on the other hand, is measured at the fair value of the defined contribution assets upon which the defined contribution benefits depend, with an adjustment for margin on asset returns, if any, where this is reflected in the defined contribution benefits.

Remeasurements of the net defined benefit liability, which comprise actuarial gains and losses, the return on plan assets (excluding interest) and the effect of the asset ceiling (if any, excluding interest), are recognized immediately in our other comprehensive income.

When the benefits of the plan are changed or when the plan is curtailed, the resulting change in benefit that relates to past service or the gain or loss on curtailment is recognized immediately in our profit or loss.  Gains or losses on the settlement of the defined benefit plan are recognized when the settlement occurs.  See Note 25 – Employee Benefits – Defined Contribution Plans for more details.

Other Long-term Employee Benefits

Other Long-term Employee Benefits

Employee benefit costs include current service cost, net interest on the net defined benefit obligation, and remeasurements of the net defined benefit obligation.  Past service costs and actuarial gains and losses are recognized immediately in our profit or loss.

The long-term employee benefit liability comprises the present value of the defined benefit obligation (using a discount rate based on government bonds) at the end of the reporting period and is determined using the projected unit credit method.  See Note 25 – Employee Benefits – Other Long-term Employee Benefits for more details.

Transformation Incentive Plan, or TIP

Transformation Incentive Plan, or TIP

The PLDT provides incentive compensation to key officers, executives and other eligible participants, in the PLDT Group in the form of PLDT Inc. common shares of stock, or Performance Shares, over a three-year vesting period from January 1, 2017 to December 31, 2019.  The award of the performance shares is contingent on the achievement of Performance Targets based on PLDT Group’s cumulative consolidated core net income.

The starting point of expense recognition is the date of grant, which is the date when the formal invitation letter was sent to the eligible participants.  The fair value of the award (excluding the effect of any service and non-market performance vesting conditions) is determined at the grant date.  At each subsequent reporting date until vesting, a best estimate of the cumulative charge to profit or loss at that date is computed.  As the share-based payments vests in installments over the service period, the award is treated as expense over the vesting period.

On December 11, 2018, the Executive Compensation Committee, or ECC, of the Board approved Management’s recommended modifications to the Plan, and partial equity and cash settled set-up will be implemented for the 2019 TIP Grant.  The estimated fair value of remaining unpurchased shares will be given out as cash award.  The fair value of the cash award relating to unpurchased shares is determined using the estimate of the fair value of the original award approved in 2017.  Please see Note 3 – Management’s Use of Accounting Judgements, Estimates and Assumptions – Estimating pension benefit cost and other employee benefits.

Leases

Leases

The determination of whether an arrangement is, or contains, a lease is based on the substance of the arrangement at inception date.  The arrangement is assessed for whether the fulfillment of the arrangement is dependent on the use of a specific asset or assets and the arrangement conveys a right to use the asset or assets, even if that right is not explicitly specified in an arrangement.  A reassessment is made after the inception of the lease only if one of the following applies: (a) there is a change in contractual terms, other than a renewal or extension of the agreement; (b) a renewal option is exercised or extension granted, unless the term of the renewal or extension was initially included in the lease term; (c) there is a change in the determination of whether the fulfillment is dependent on a specified asset; or (d) there is a substantial change to the asset.

Where a reassessment is made, lease accounting shall commence or cease from the date when the change in circumstances gave rise to the reassessment for scenarios (a), (c) or (d) and the date of renewal or extension period for scenario (b).

As a Lessor.  Leases where we retain substantially all the risks and benefits of ownership of the asset are classified as operating leases.  Any initial direct costs incurred in negotiating an operating lease are added to the carrying amount of the leased asset and recognized over the lease term on the same bases as rental income.  Rental income is recognized in our consolidated income statement on a straight-line basis over the lease term.

All other leases are classified as finance leases.  At the inception of the finance lease, the asset subject to lease agreement is derecognized and lease receivable is recognized.  Interest income is accrued over the lease term using the EIR and lease amortization is accounted for as reduction of lease receivable.

As a Lessee.  Leases where the lessor retains substantially all the risks and benefits of ownership of the assets are classified as operating leases.  Operating lease payments are recognized as expense in our consolidated income statement on a straight-line basis over the lease term.

All other leases are classified as finance leases.  A finance lease gives rise to the recognition of a leased asset and finance lease liability.  Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term, if there is no reasonable certainty that we will obtain ownership of the leased asset at the end of the lease term.  Interest expense is recognized over the lease term using the EIR.

Income Taxes

Income Taxes

Current income tax

Current income tax assets and liabilities for the current and prior years are measured at the amount expected to be recovered from or paid to the taxation authorities.  The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted as at the end of the reporting period where we operate and generate taxable income.

Deferred income tax

Deferred income tax is provided on all temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the end of the reporting period.

Deferred income tax liabilities are recognized for all taxable temporary differences except: (1) when the deferred income tax liability arises from the initial recognition of goodwill or of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and (2) with respect to taxable temporary differences associated with investments in subsidiaries, associates and interest in joint ventures, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets are recognized for all deductible temporary differences, the carryforward benefits of unused tax credits from excess minimum corporate income tax, or MCIT, over regular corporate income tax, or RCIT, and unused net operating loss carry over, or NOLCO.  Deferred income tax assets are recognized to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and carryforward benefits of unused tax credits and unused tax losses can be utilized, except: (1) when the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and (2) with respect to deductible temporary differences associated with investments in subsidiaries, associates and interests in joint ventures, deferred income tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred income tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax assets to be utilized.  Unrecognized deferred income tax assets are reassessed at the end of each reporting period and are recognized to the extent that it has become probable that future taxable profit will allow the deferred income tax assets to be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted as at the end of the reporting period.

Deferred income tax relating to items recognized in “Other comprehensive income” account is included in our consolidated statement of comprehensive income and not in our consolidated income statement.

Deferred income tax assets and liabilities are offset, if a legally enforceable right exists to offset current income tax assets against current income tax liabilities and the deferred income taxes relate to the same taxable entity and the same taxation authority.

Tax benefits acquired as part of a business combination, but not satisfying the criteria for separate recognition at that date, would be recognized subsequently if new information about facts and circumstances changed.  The adjustment would either be treated as a reduction to goodwill (as long as it does not exceed goodwill) if it is incurred during the measurement period or in our profit or loss.

VAT

VAT

Revenues, expenses and assets are recognized net of the amount of VAT, if applicable.  When VAT from sales of goods and/or services (output VAT) exceeds VAT passed on from purchases of goods or services (input VAT), the excess is recognized as payable in our consolidated statement of financial position.  When VAT passed on from purchases of goods or services (input VAT) exceeds VAT from sales of goods and/or services (output VAT), the excess is recognized as an asset in our consolidated statement of financial position to the extent of the recoverable amount.

Contingencies

Contingencies

Contingent liabilities are not recognized in our consolidated financial statements.  They are disclosed in the notes to our consolidated financial statements unless the possibility of an outflow of resources embodying economic benefits is remote.  Contingent assets are not recognized in our consolidated financial statements but are disclosed in the notes to our consolidated financial statements when an inflow of economic benefits is probable.

Events After the End of the Reporting Period

Events After the End of the Reporting Period

Post period-end events up to the date of approval of the Board of Directors that provide additional information about our financial position at the end of the reporting period (adjusting events) are reflected in our consolidated financial statements.  Post period-end events that are not adjusting events are disclosed in the notes to our consolidated financial statements when material.

Equity

Equity

Preferred and common stocks are measured at par value for all shares issued.  Incremental costs incurred directly attributable to the issuance of new shares are shown in equity as a deduction from proceeds, net of tax.  Proceeds and/or fair value of considerations received in excess of par value are recognized as capital in excess of par value in our consolidated statement of changes in equity.

Treasury stocks are our own equity instruments which are reacquired and recognized at cost and presented as reduction in equity.  No gain or loss is recognized in our consolidated income statement on the purchase, sale, reissuance or cancellation of our own equity instruments.  Any difference between the carrying amount and the consideration upon reissuance or cancellation of shares is recognized as capital in excess of par value in our consolidated statement of changes in equity and consolidated statement of financial position.

Change in the ownership interest of a subsidiary, without loss of control, is accounted for as an equity transaction and any impact is presented as part of capital in excess of par value in our consolidated statement of changes in equity.

Retained earnings represent our net accumulated earnings less cumulative dividends declared.

Other comprehensive income comprises of income and expense, including reclassification adjustments that are not recognized in our profit or loss as required or permitted by IFRS.

Standards Issued But Not Yet Effective

Standards Issued But Not Yet Effective

The standards and interpretations that are issued, but not yet effective, up to the date of issuance of the consolidated financial statements are listed below.  We will adopt these standards and amendments to existing standards which are relevant to us when these become effective.

Effective beginning on or after January 1, 2019

•	IFRIC 23, Uncertainty over Income Tax Treatments

The interpretation addresses the accounting for income taxes when tax treatments involve uncertainty that affects the application of IAS 12, Income Taxes, and does not apply to taxes or levies outside the scope of IAS 12, nor does it specifically include requirements relating to interest and penalties associated with uncertain tax treatments.

The interpretation specifically addresses the following:

•	Whether an entity considers uncertain tax treatments separately.
•	The assumptions an entity makes about the examination of tax treatments by taxation authorities.
•	How an entity determines taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates.
•	How an entity considers changes in facts and circumstances.

An entity must determine whether to consider each uncertain tax treatment separately or together with one or more other uncertain tax treatments.  The approach that better predicts the resolution of the uncertainty should be followed.

We are currently assessing the impact of adopting this interpretation.

•	Amendments to IFRS 9, Financial Instruments, Prepayment Features with Negative Compensation

Under IFRS 9, a debt instrument can be measured at amortized cost or at FVOCI, provided that the contractual cash flows are ‘solely payments of principal and interest on the principal amount outstanding’ (the SPPI criterion) and the instrument is held within the appropriate business model for that classification.  The amendments to IFRS 9 clarify that a financial asset passes the SPPI criterion regardless of the event or circumstance that causes the early termination of the contract and irrespective of which party pays or receives reasonable compensation for the early termination of the contract. The amendments should be applied retrospectively and are effective from January 1, 2019, with earlier application permitted.

These amendments have no impact on our consolidated financial statements.

•	IFRS 16, Leases

IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases and requires lessees to account for all leases under a single on-balance sheet model similar to the accounting for finance leases under IAS 17, Leases.  The standard includes two recognition exemptions for lessees – leases of ‘low-value’ assets (e.g., personal computers) and short-term leases (i.e., leases with a lease term of 12 months or less).  At the commencement date of a lease, a lessee will recognize a liability to make lease payments (i.e., the lease liability) and an asset representing the right to use the underlying asset during the lease term (i.e., the right-of-use asset).  Lessees will be required to separately recognize the interest expense on the lease liability and the depreciation expense on the right-of-use asset.

Lessees will be also required to remeasure the lease liability upon the occurrence of certain events (e.g., a change in the lease term, a change in future lease payments resulting from a change in an index or rate used to determine those payments).  The lessee will generally recognize the amount of the remeasurement of the lease liability as an adjustment to the right-of-use asset.

Lessor accounting under IFRS 16 is substantially unchanged from today’s accounting under IAS 17.  Lessors will continue to classify all leases using the same classification principle as in IAS 17 and distinguish between two types of leases: operating and finance leases.

IFRS 16 also requires lessees and lessors to make more extensive disclosures than under IAS 17.

A lessee can choose to apply the standard using either a full retrospective or a modified retrospective approach.  The standard’s transition provisions permit certain reliefs.

We plan to apply the modified retrospective approach upon adoption of IFRS 16 on January 1, 2019 and elect to apply the standard to contracts that were previously identified as leases applying IAS 17 and IFRIC 4, Determining whether an Arrangement contains a Lease.  We will therefore not apply the standard to contracts that were not previously identified as containing a lease applying IAS 17 and IFRIC 4.

During 2018, we have performed a detailed impact assessment of IFRS 16.  This assessment is based on current available information and may be subject to changes arising from further reasonable and supportable information being made available in 2019 and when we adopt IFRS 16.

We will elect to use the exemptions provided by the standard on lease contracts for which the lease terms ends within 12 months as at the date of initial application, and lease contracts for which the underlying asset is of low value.

Moving forward, our cash flows from operating activities will increase and cash flows from financing cash flows will decrease as repayment of the principal portion of the lease liabilities will be classified as cash flows from financing activities.  In addition, our total assets and total liabilities will increase due to the recognition of right-of-use asset and lease liability.

The accounting for operating leases where we act as the lessee will significantly change due to the adoption of IFRS 16.  We are currently finalizing the quantitative impact of adopting this standard.

•	Amendments to IAS 28, Investments in Associates and Joint Ventures, Long-term Interests in Associates and Joint Ventures

The amendments clarify that an equity applies IFRS 9 to long-term interests in an associate or joint venture to which the equity method is not applied but that, in substance, form part of the net investment in the associate or joint venture (long-term interests).  This clarification is relevant because it implies that the ECL model in IFRS 9 applies to such long-term interests.

The amendments also clarified that, in applying IFRS 9, an entity does not take account of any losses of the associate or joint venture, or any impairment losses on the net investment, recognized as adjustments to the net investment in the associate or joint venture that arise from applying IAS 28, Investments in Associates and Joint Ventures.

The amendments should be applied retrospectively and are effective from January 1, 2019, with early application permitted.  Since we do not have such long-term interests in associate and joint venture, the amendments will not have an impact on our consolidated financial statements.

•	Amendments to IAS 19, Employee Benefits, Plan Amendment, Curtailment or Settlement

The amendments to IAS 19 address the accounting when a plan amendment, curtailment or settlement occurs during a reporting period.  The amendments specify that when a plan amendment, curtailment or settlement occurs during the annual reporting period, an entity is required to:

1.

Determine current service cost for the remainder of the period after the plan amendment, curtailment or settlement, using the actuarial assumptions used to remeasure the net defined benefit liability (asset) reflecting the benefits offered under the plan and the plan assets after the event; and

2.

Determine net interest for the remainder of the period after the plan amendment, curtailment or settlement using: the net defined benefit liability (asset) reflecting the benefits offered under the plan and the plan assets after that event; and the discount rate used to remeasure that net defined benefit liability (asset).

The amendments also clarify that an entity first determines any past service cost, or a gain or loss on settlement, without considering the effect of the asset ceiling.  This amount is recognized in profit or loss.  An entity then determines the effect of the asset ceiling after the plan amendment, curtailment or settlement.  Any change in that effect, excluding amount included in the net interest, is recognized in other comprehensive income.

The amendments apply to plan amendments, curtailments, or settlements occurring on or after the beginning of the first annual reporting period that begins on or after January 1, 2019, with early application permitted.  These amendments will apply only to any of our future plan amendments, curtailments, or settlements.

•	Amendments to IFRS 3, Business Combinations, and IFRS 11, Joint Arrangements, Previously Held Interest in a Joint Operation (Part of Annual Improvements to IFRS 2015-2017 Cycle)

The amendments clarify that when an entity obtains control of a business that is a joint operation, it applies the requirements for a business combination achieved in stages, including remeasuring previously held interests in the assets and liabilities of the joint operation at fair value.  In doing so, the acquirer remeasures its entire previously held interest in the joint operation.

A party that participates in, but does not have joint control of, a joint operation might obtain joint control of the joint operation in which the activity of the joint operation constitutes a business as defined in IFRS 3.  The amendments clarify that the previously held interests in that joint operation are not remeasured.

An entity applies those amendments to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after January 1, 2019 and to transactions in which it obtains joint control on or after the beginning of the first annual reporting period beginning on or after January 1, 2019, with early application permitted.  These amendments are currently not applicable to us but may apply to future transactions.

•	Amendments to IAS 12, Income Taxes, Income tax consequences of payments on financial instruments classified as equity (Part of Annual Improvements to IFRSs 2015 - 2017 Cycle)

The amendments clarify that the income tax consequences of dividends are linked more directly to past transactions or events that generated distributable profits than to distributions to owners.  Therefore, an entity recognizes the income tax consequences of dividends in profit or loss, other comprehensive income or equity according to where the entity originally recognized those past transactions or events.

An entity applies those amendments for annual reporting periods beginning on or after January 1, 2019, with early application permitted.  These amendments are not relevant to us because the dividends we declared do not give rise to tax obligations under the current tax laws.

•	Amendments to IAS 23, Borrowing Costs, Borrowing Costs eligible for Capitalization (Part of Annual Improvements to IFRSs 2015 - 2017 Cycle)

The amendments clarify that an entity treats as part of general borrowings any borrowing originally made to develop a qualifying asset when substantially all of the activities necessary to prepare that asset for its intended use or sale are complete.

An entity applies those amendments to borrowing costs incurred on or after the beginning of the annual reporting period in which the entity first applies those amendments.  An entity applies those amendments for annual reporting periods beginning on or after January 1, 2019, with early application permitted.

Since our current practice is in line with these amendments, we do not expect any effect on our consolidated financial statements upon adoption.

Effective beginning on or after January 1, 2020

•	Amendments to IFRS 3, Business Combinations, Definition of a Business

The amendments to IFRS 3 clarify the minimum requirements to be a business, remove the assessment of a market participant’s ability to replace missing elements, and narrow the definition of outputs.  The amendments also add guidance to assess whether an acquired process is substantive and add illustrative examples.  An optional fair value concentration test is introduced which permits a simplified assessment of whether an acquired set of activities and assets is not a business.

An entity applies those amendments prospectively for annual reporting periods beginning on or after January 1, 2020, with earlier application permitted.

These amendments will apply on our future business combinations.

•	Amendments to IAS 1, Presentation of Financial Statements, and IAS 8, Accounting Policies, Changes in Accounting Estimates and Errors, Definition of Material

The amendments refine the definition of material in IAS 1 and align the definition used across IFRSs and other pronouncements.  They are intended to improve the understanding of the existing requirements rather than to significantly impact an entity’s materiality judgments.

An entity applies those amendments prospectively for annual reporting periods beginning on or after January 1, 2020 with early application permitted.

These amendments have no material impact on our consolidated financial statements.

Effective beginning on or after January 1, 2021

•	IFRS 17, Insurance Contracts

IFRS 17 is a comprehensive new accounting standard for insurance contracts covering recognition and measurement, presentation and disclosure.  Once effective, IFRS 17 will replace IFRS 4, Insurance Contracts.  This new standard on insurance contracts applies to all types of insurance contracts (i.e., life, non-life, direct insurance and re-insurance), regardless of the type of entities that issue them, as well as to certain guarantees and financial instruments with discretionary participation features.  A few scope exceptions will apply.

The overall objective of IFRS 17 is to provide an accounting model for insurance contracts that is more useful and consistent for insurers.  In contrast to the requirements in IFRS 4, which are largely based on grandfathering previous local accounting policies, IFRS 17 provides a comprehensive model for insurance contracts, covering all relevant accounting aspects.  The core of IFRS 17 is the general model, supplemented by:

1.	A specific adaptation for contracts with participation features (the variable fee approach); and

2.	A simplified approach (the premium allocation approach) mainly for short-duration contracts.

IFRS 17 is effective for reporting periods beginning on or after January 1, 2021, with comparative figures required.  The standard has no significant impact on our consolidated financial statements.

Deferred effectivity

•	Amendments to IFRS 10, Consolidated Financial Statements and IAS 28, Sale or Contribution of Assets between an Investor and its Associate or Joint Venture

The amendments address the conflict between the IFRS 10 and IAS 28 in dealing with the loss of control of a subsidiary that is sold or contributed to an associate or joint venture.  The amendments clarify that a full gain or loss is recognized when a transfer to an associate or joint venture involves a business as defined in IFRS 3.  Any gain or loss resulting from the sale or contribution of assets that does not constitute a business, however, is recognized only to the extent of unrelated investors’ interests in the associate or joint venture.

On January 13, 2016, the FRSC deferred the original effective date of January 1, 2016 of the said amendments until the IASB completes its broader review of the research project on equity accounting that may result in the simplification of accounting for such transactions and of other aspects of accounting for associates and joint ventures.  We are currently assessing the impact of this amendment.